SCUDDER
                                                                 INVESTMENTS(SM)
                                                                          [LOGO]


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BOND/TAX FREE
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Scudder High Yield
Tax Free Fund

Class S Shares

Fund #008



Annual Report
May 31, 2000

The fund seeks to provide a high level of income exempt from regular federal income tax.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      26   Financial Statements

                      29   Financial Highlights

                      30   Notes to Financial Statements

                      38   Report of Independent Accountants

                      39   Tax Information

                      40   Officers and Trustees

                      41   Investment Products and Services

                      43   Scudder Solutions

Scudder High Yield Tax Free Fund

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ticker symbol SHYTX                                              fund number 008
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Date of             o    In an environment of rising interest rates, Scudder
Inception:               High Yield Tax Free Fund -- Class S Shares posted a
1/22/87                  total return of -1.28% for its most recent fiscal year
                         ended May 31, 2000. The fund continued to display
Total Net                strong competitive performance, outpacing the -4.98%
Assets of                average performance of the fund's peers over the same
Class S                  period, according to Lipper.
Shares:
$436 million        o    For the one-, three-, five-, and ten-year periods, the
                         fund's total returns placed it in the top 6% of similar municipal bond funds as tracked by Lipper Analytical
                         Services. The fund also ranked number one for three- and ten-year total return performance versus its peers.
                         Please see page 9 for additional Lipper performance information.

                    o As of May 31, 2000, Scudder High Yield Tax Free Fund -- Class S Shares' 30-day net annualized SEC yield was 5.72%, equivalent to an 8.94% taxable yield for investors subject to the 36% maximum federal income tax rate.

                    o Scudder High Yield Tax Free Fund received an overall Morningstar Rating(TM) of five stars out of 1690 tax free funds as of May 31, 2000.^1

^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 2000. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period, five stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1690, 1441, and 408 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during the most recent fiscal year ended May 31, 2000 for Scudder High Yield Tax Free Fund -- Class S Shares. The fund's Class S Shares posted a -1.28% total return during the period, but outperformed the -4.98% average return of its peers for the same period as compiled by Lipper. To match the fund's Class S Shares tax-free 5.72% 30-day SEC yield on May 31, a taxable investment for investors in the 36% tax bracket would have had to yield 8.94%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by incrementally raising the Federal Funds Rate to 6.50%.

Following this period of relative underperformance, we nevertheless believe the municipal market offers attractive return potential: Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of May 31, yields of 10-year AAA-rated municipal bonds were 84.40% of comparable Treasuries. Second, recent declines in the issuance of municipal bonds should provide strong support for bond prices.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder. If you have any questions regarding Scudder High Yield Tax Free Fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder High Yield Tax Free Fund

Performance Update
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                                                                    May 31, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

Scudder High Yield Tax        Lehman Brothers Municipal
Free Fund-- Class S Shares    Bond Index*

      '90    10000                  10000
      '91    11008                  11008
      '92    12292                  12090
      '93    13988                  13537
      '94    14203                  13871
      '95    15425                  15135
      '96    16052                  15826
      '97    17588                  17139
      '98    19622                  18748
      '99    20440                  19629
      '00    20178                  19452


             Yearly periods ended May 31


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Fund Index Comparison
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                                                                    Total Return
                              Growth of                                Average
Period ended 5/31/2000        $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder High Yield Tax Free Fund -- Class S Shares
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1 year                         $   9,872               -1.28%          -1.28%
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5 year                         $  13,082               30.82%           5.52%
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10 year                        $  20,178              101.78%           7.27%
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Lehman Brothers Municipal Bond Index*
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1 year                         $   9,912                -.88%           -.88%
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5 year                         $  12,853               28.53%           5.14%
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10 year                        $  19,452               94.52%           6.87%
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*  The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

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Returns and Per Share Information
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

            Yearly periods ended May 31

Scudder High Yield Tax              Lehman Brothers Municipal
Free Fund -- Class S Shares         Bond Index*

      1991     10.08                       10.08
      1992     11.66                        9.83
      1993     13.79                       11.97
      1994      1.54                        2.47
      1995      8.61                        9.11
      1996      4.06                        4.57
      1997      9.57                        8.29
      1998     11.57                        9.39
      1999      4.17                        4.67
      2000     -1.28                       -0.88



                1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
-------------------------------------------------------------------------------------
Class Total
Return (%)      10.08 11.66  13.79   1.54   8.61   4.06  9.57  11.57   4.17  -1.28
-------------------------------------------------------------------------------------
Index Total
Return (%)      10.08  9.83  11.97   2.47   9.11   4.57  8.29   9.39   4.67   -.88
-------------------------------------------------------------------------------------
Net Asset
Value ($)       11.38 11.72  12.33  11.61  11.86  11.66 12.09  12.80  12.69  11.87
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Income
Dividends ($)     .77   .74    .70    .67    .70    .68   .66    .66    .64    .66
-------------------------------------------------------------------------------------
Capital Gains
Distributions($)  .06   .19    .25    .27     --     --    --     --     --     --
-------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On May 1, 2000, existing shares of the Fund were redesignated as Class S shares and generally are not available to new investors. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the expenses, total returns for the Class would have been lower.

Portfolio Summary
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                                                                    May 31, 2000

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Hospital/Health/Senior Care 26%
Project Revenue/Special
 Assessment                  8%
Port/Airport Revenue         7%
State General Obligation/
 Lease                       6%
Electric Utility Revenue     5%
Sales/Special Tax            4%
Housing Finance Authority    3%
Toll Revenue/Transportation  1%
Miscellaneous Municipal     40%
--------------------------------
                           100%
--------------------------------

Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas.


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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

AAA                         31%
AA                           5%
A                           12%
BBB                         21%
Not Rated                   31%
--------------------------------
                           100%
--------------------------------
Weighted Average Quality: AA+

We gradually added lower-quality bonds to the portfolio during the period as yields of these bonds rose to the point where we believed the benefits of additional income potential outweighed the additional risk these bonds carry.


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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Less than 1                  4%
1 < 5                       13%
5 < 8                       17%
8 < 15                      31%
Greater than 15             35%
--------------------------------
                           100%
--------------------------------
Weighted Average Effective
Maturity: 13.42 years

The fund continues its cautious stance on the market with respect to interest rate risk, maintaining a neutral average maturity and duration with respect to its peer group.



For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                    May 31, 2000

Dear Shareholders,

Scudder High Yield Tax Free Fund -- Class S Shares achieved its objectives and distinguished itself as one of the top-ranking municipal bond funds for total return performance during the 12 months ended May 31, 2000. The fund's most recent fiscal year comprised one of the most difficult periods for fixed-income investments since 1994, however, as the Federal Reserve Board Open Market Committee (FOMC) raised short-term interest rates 175 basis points (1.75%) to 6.50%. Reflecting this adverse environment, the fund's Class S Shares posted a -1.28% total return for the 12 months ended May 31, 2000. This return was better than nearly all of the fund's 56 peers as defined by Lipper Analytical Services, Inc. The fund's Class S Shares strong competitive results also placed it in the top 6% of similar funds for the one-, three-, five-, and ten-year periods as shown in the table on page 9.

During the 12-month period, the Federal Reserve's resolve to head off inflation, coupled with weak investor demand for municipal bond funds, led to negative returns. Strong U.S. economic growth, the lowest unemployment rate in 30 years, and brisk consumer spending prompted the Fed to tighten monetary policy.

For the fund, the overriding challenge was to preserve capital. We are pleased to report that the fund's return outpaced the -4.98% return of the average high yield municipal bond fund for the 12 months ended May 31, 2000. In addition, Scudder High Yield Tax Free Fund received a five-star (highest) rating from Morningstar as of May 31 (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

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Strong Competitive Results Over All Four Periods
(Average annual returns for periods ended May 31, 2000)
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                 Scudder
             High Yield Tax       Lipper
           Free Fund -- Class   Average                 Number of
                S Shares          Annual                  Funds       Percentile
Period           Return          Return    Rank         Tracked        Ranking
--------------------------------------------------------------------------------
1 Year           -1.28%          -4.98%      2    of        56         Top 4%
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3 Years           4.69%           2.77%      1    of        41         Top 3%
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5 Years           5.52%           4.19%      2    of        33         Top 6%
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10 Years          7.27%           6.01%      1    of        16         Top 6%
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Past performance does not guarantee future results.

The Treasury Initiates A Buyback

Contrasting with the pressures on fixed income markets generated by FOMC interest rate increases, in February the U.S. Treasury announced plans to buy back some long-term debt and hold fewer debt auctions. This development generated a welcome rally following five months of negative fixed-income performance. The Treasury said that it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

Intermediate- and long-term bonds typically provide higher yields than securities maturing in a year or less since they involve more interest-rate risk. This pattern held true for both Treasuries and municipal bonds in the autumn and winter of 1999. However, as 2000 began, the Treasury yield curve inverted, so that by May 31, 2000, one-year Treasury bills offered higher yields than 30-year bonds. While the municipal yield curve flattened during the period, it did not invert. Long-term municipal bond yields reached a historically attractive ratio -- providing nearly all of the yield of comparable-maturity Treasuries. Long-maturity municipal bonds typically yield about 85% to 90% of a similar-maturity Treasury.

Premium Bonds Contributed to Performance

Scudder High Yield Tax Free Fund's goal is to provide a high level of tax-free income from an actively managed portfolio consisting primarily of investment-grade municipal bonds. Over the course of the period, higher interest rates created challenges, but also provided opportunities to reposition the fund's portfolio to what we believe is a favorable stance over the near term. Accordingly, our recent portfolio strategy has been to:

o Focus on premium "cushion" bonds (high coupon bonds trading at a premium to face value that can be redeemed prior to maturity). Cushion bonds provide greater price protection than par bonds from market discount tax in a rising interest rate environment.

o Boost the fund's yield by purchasing lower-rated, higher-yielding bonds. During the first half of the fiscal year, the fund was underweighted in lower-rated, higher-yielding bonds. This underweighting helped the fund's performance as interest rates rose. Beginning in 2000, however, lower-quality bond yields had risen to the point where we believed the benefits of additional income potential for many high-yield bonds outweighed the additional risk they carry. We gradually added more lower-quality bonds so that by May 31, 2000, 21% of the fund's holdings had ratings of BBB or lower. Municipal bonds rated BBB currently yield at least one percentage point more than comparable-sector AAA municipal bonds.

o Emphasize call protection. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.)

In addition, the fund has maintained a neutral duration with respect to its peer group. As of May 31, the fund's average duration was 6.24 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, the fund held securities issued in 35 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 7 provides more information about the fund's holdings, including quality, maturity, and sector representation.

Our Outlook

Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that the Federal Reserve raised its short-term interest-rate target in May by 50 basis points, municipal bonds may benefit from a more stable interest rate environment over the coming months. We believe the municipal bond market provides attractive value, with yields of longer-maturity municipals still close to those of Treasuries, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets. In January 2000, the average municipal bond yield, as measured by The Bond Buyer's Revenue Bond Index, reached 6.35%, the highest level since August 1995.

We believe Scudder High Yield Tax Free Fund is well-positioned to benefit from historically attractive yields on lower quality municipal bonds. A moderately growing U.S. economy enhances municipal finances, which should continue to help bolster municipal credit ratings. And continuing volatility in the equity and taxable bond markets could prompt more investors to diversify their portfolios with tax-exempt bonds.

In terms of fund strategy, we will continue to purchase select lower-rated bonds as we seek to increase the fund's yield. The fund will also seek competitive returns by purchasing bonds with the best combination of coupon, maturity, and call features. As always, rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                                     /s/Rebecca L. Wilson
Philip G. Condon                                        Rebecca L. Wilson

Scudder High Yield Tax Free Fund:
A Team Approach to Investing

Scudder High Yield Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Philip G. Condon joined the Adviser in 1983 and has had responsibility for the fund's day-to-day operations since its inception in 1987. Mr. Condon has 22 years of experience in the investment industry.

Portfolio manager Rebecca L. Wilson joined the Adviser in 1986 and the fund as a portfolio manager in 1998. Ms. Wilson has 14 years of experience in municipal bond investing.

Glossary of Investment Terms
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           Bond     An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

        General     A municipal bond backed by the "full faith and credit"
     Obligation     (including the taxing and further borrowing power) of the
           Bond     city, state, or agency that issues the bond. A general
                    obligation bond is repaid with the issuer's general revenue and borrowings.

      Inflation     An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 Municipal Bond     An interest-bearing debt security issued by a state or local government entity.

      Net Asset     The price per share of a mutual fund is based on the sum of
    Value (NAV)     the market value of all the securities owned by the fund,
                    plus assets less liabilities, divided by the number of outstanding shares.

        Taxable     The level of yield a fully taxable instrument would have to
     Equivalent     provide to equal that of a tax-free municipal bond on an
          Yield     after-tax basis. The standard yield reference for bond
     30-Day Sec     funds, based on a formula prescribed by the SEC. This
          Yield     annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

          Total Return The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                                          as of May 31, 2000
------------------------------------------------------------------------------------------------

                                                                     Principal
                                                                     Amount ($)    Value ($)
------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.9%
------------------------------------------------------------------------------------------------

 Arizona
 Maricopa County, AZ, Pollution Control Revenue, Arizona
    Public Service Corporation, Series 1994 F, Daily
    Demand Note, 4.3%, 5/1/2029* ..................................   1,700,000   1,700,000
 District Of Columbia
 District of Columbia, Series B1, Daily Demand Note,
    4.5%, 6/1/2003* ...............................................   1,400,000   1,400,000
 New York
 Long Island, NY, Power Authority, New York Electricity,
    Series 6, Daily Demand Note, 4.3%, 5/1/2033* ..................   1,000,000   1,000,000
 Texas
 Harris County, TX, Health Facilities Authority Revenue,
    St. Lukes Episcopal Hospital, Series A, Daily Demand
    Note, 4.4%, 2/15/2027* ........................................   4,000,000   4,000,000
------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $8,100,000)                          8,100,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 98.1%
------------------------------------------------------------------------------------------------

 Alaska
 North Slope Borough, AK, General Obligation, Capital
    Appreciation, Series 1994 B, Zero Coupon,
    6/30/2005 (b) .................................................   7,600,000   5,753,808
 Arizona
 Maricopa County, AZ, Industrial Development Revenue,
    Resource Recovery, Series 1995, 9.25%, 5/1/2015 ...............   3,610,000   3,618,808
 McDowell Mountain Ranch, AZ, General Obligation,
    Series 1994, 8.25%, 7/15/2019 .................................   3,000,000   3,371,940

 California
 California Community Development Authority,
    Apartment Development Revenue Bond, Series
    1998 A-4, 5.25%, 5/15/2025 ....................................   3,750,000   3,473,588
 California Pollution Control Financing Authority, Solid
    Waste Disposal Revenue, Canadian Fibre of Riverside
    PJ, AMT, Series 1997 A,  9%, 7/1/2019 .........................   6,000,000   6,202,140
 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue:
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.05% to 1/1/2010 .........................................   7,000,000   5,848,780
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.1% to 1/1/2011 ..........................................   4,415,000   3,738,136


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2012 ..............................    6,000,000    5,095,020
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2014 .............................    2,875,000    2,446,223
Long Beach, CA, Aquarium of the Pacific Project, 6.1%,
   7/1/2010 ..........................................    4,500,000    4,514,580
Los Angeles County, CA, Certificate of Participation,
   Marina Del Ray, AMT, Series 1993 A, 6.25%, 7/1/2003    4,525,000    4,580,974
Millbrae California Residential Facilities, AMT,
   Series 1997 A, 7.375%, 9/1/2027 ...................    1,000,000      957,530
Sacramento, CA, City Financing Authority, Convention
   Center Hotel, Series 1999 A, 6.25%, 1/1/2030 ......    4,000,000    3,617,920
San Francisco, CA, City and County Redevelopment
   Agency, Residential Facility, AMT, Series 1996 A,
   8.5%, 12/1/2026 ...................................    2,000,000    2,002,580
San Joaquin Hills, CA, Transportation Corridor Agency:
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002, 7.6% to 1/1/2011 (c) ............    5,000,000    5,206,000
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002, 7.65% to 1/1/2012 (c) ...........   15,000,000   15,653,100
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002, 7.65% to 1/1/2013 (c) ...........    4,000,000    4,174,160

Colorado
Denver, CO, Airport System Revenue:
   Series 1990 A, Zero Coupon, 11/15/2001 ............    5,120,000    4,717,312
   Series 1990 A, Zero Coupon, 11/15/2003 ............    3,050,000    2,493,985
   Series 1990 A, Zero Coupon, 11/15/2004 ............    3,130,000    2,409,349
   Series 1991 A, Zero Coupon, 11/15/2005 ............    1,855,000    1,342,909
   Series 1991 D, 7.75%, 11/15/2013 ..................    9,775,000   11,249,070
Denver, CO, Urban Renewal Authority, Tax Increment
   Revenue, AMT, Series 1989, 7.75%, 9/1/2016 ........    2,500,000    2,626,275

Connecticut
Connecticut Development Authority, Aquarium Project
   Revenue, Mystic Marinelife Aquarium, Series 1997,
   6.875%, 12/1/2017 .................................    1,000,000      971,720
Connecticut State Health Finance Authority, Edgehill
   Project, Series 1997 A, 6.875%, 7/1/2017 ..........    3,000,000    2,910,510
Mashantucket, CT, Western Pequot Tribe:
   Series 1996 B, 6.4%, Prerefunded, 9/1/2007,
     9/1/2011 (c) ....................................    1,510,000    1,535,912
   Series 1996 B, 6.4%, 9/1/2011 .....................    1,490,000    1,605,103
   Series 1997 B, 5.7%, 9/1/2012 .....................    1,000,000      938,320
   Series 1999 B, Zero Coupon, 9/1/2010 ..............    2,000,000    1,043,380
   Series 1999 B, Zero Coupon, 9/1/2011 ..............    2,000,000      972,820


    The accompanying notes are an integral part of the financial statements.


                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------
   Series 1999 B, Zero Coupon, 9/1/2012 .................   2,000,000     904,900
   Series 1999 B, Zero Coupon, 9/1/2013 .................   2,000,000     841,680
   Series 1999 B, Zero Coupon, 9/1/2014 .................   2,000,000     781,960

District of Columbia
District of Columbia, American College of
   Obstetricians, Series 1999, 4.75%, 8/15/2018 (b) .....     500,000     418,135
District of Columbia, Certificate of Participation,
   Series 1993, 7.3%, 1/1/2013 ..........................   4,650,000   4,828,932
District of Columbia, Hospital Refunding Revenue,
   Metlantic Washington Hospital Center,
   Series 1992 A, Prerefunded 8/15/2002, 7.125%
   8/15/2019 (c) ........................................   3,000,000   3,174,060
District of Columbia, Water and Sewer Authority,
   Public Utilities Revenue:
     Series 1998, 5.7%, 10/1/2014 (b) ...................   4,220,000   4,490,080
     Series 2000, 5.8%, 10/1/2016 .......................   1,155,000   1,215,441

Florida
Bayside, FL, Community Development District, Capital
   Improvement Revenue, 6.3%, 5/1/2018 ..................     980,000     895,593
Broward County, FL, Housing Finance Authority, Single
   Family Mortgage Revenue, Series 1983, Zero Coupon,
   4/1/2014 .............................................     890,000     223,871
Escambia County, FL, Health Facilities Authority, Baptist
   Hospital Revenue, Series 1993 B, 6%, 10/1/2014 .......   1,050,000     933,219
Hillsborough County, FL, Industrial Development Authority
   Revenue, University Community Hospital Project:
     Series 1999, 5.625%, 8/15/2019 .....................   3,425,000   2,855,525
     Series 1999, 5.625%, 8/15/2023 .....................   1,550,000   1,255,640
Indian Trace, FL, Special Tax Revenue, Water Management,
   Series 1995, 8.25%, 5/1/2005 .........................   1,380,000   1,435,517
Palm Beach County, FL, Health Facilities Authority,
   Retirement Community Revenue, Series 1998,
   5.125%, 11/15/2029 ...................................   2,000,000   1,536,840

Georgia
Athens-Clarke County, GA, Wesley Woods,
   Series 1997, 6.35%, 10/1/2017 ........................   1,575,000   1,386,158
Coweta County, GA, Residential Care Facilities for the
   Elderly, Wesley Woods, Series 1996 A, 8.25%,
   10/1/2026 ............................................   1,000,000   1,059,650
Municipal Electric Authority of Georgia, Series 1993 Z,
   5.5%, 1/1/2012 .......................................   1,375,000   1,349,563
Rockdale County, GA, Development Authority,
   Solid Waste Disposal Revenue, Visy Paper Inc. Project,
   AMT, Series 1993, 7.4%, 1/1/2016 .....................   4,540,000   4,586,944


    The accompanying notes are an integral part of the financial statements.


                                       18


                                                                Principal
                                                                 Amount ($)   Value ($)
----------------------------------------------------------------------------------------

Illinois
Chicago, IL, O'Hare International Airport, Special Facilities
   Revenue, United Airlines Project, Series 1999 A, 5.35%,
   9/1/2016 .................................................    5,000,000    4,167,850
Hoffman Estates, IL, Tax Increment Revenue, Capital
   Appreciation, Junior Lien, Series 1991,
   Zero Coupon, 5/15/2006 ...................................    4,000,000    2,858,840
Illinois Development Finance Authority Hospital Revenue,
   Series 1999 A, 5.5%, 11/15/2029 ..........................    5,000,000    3,823,650
Winnebago County, IL, School District #122, Series 1992,
   6.45%, 6/1/2008 (b) ......................................    1,500,000    1,600,425

Indiana
Indiana Health Facilities Financing Authority, Franciscan
   Eldercare Community Services, Series 1998,
   5.875%, 5/15/2029 ........................................    2,300,000    1,823,624
Indianapolis, IN, Economic Development, Robin Run
   Village Project, Series 1992, 7.625%, 10/1/2022 ..........    1,500,000    1,541,895

Iowa
Iowa Financial Authority Retirement Authority, Wesley
   Retirement Services, Series 1999, 6.1%, 6/1/2024 .........    2,250,000    1,865,093

Kansas
Manhattan, KS, Health Care Facilities Revenue Bond,
   Meadowlark Hills Retirement, Series 1999 A, 6.5%,
   5/15/2028 ................................................    1,000,000      874,240

Kentucky
Kenten County, KY, Airport Board, Delta Airlines
   Inc. Revenue, Series 1992 A, 6.125%, 2/1/2022 ............    4,150,000    3,821,113

Maine
Maine Finance Authority, Huntington Common, Series
   1997 A, 7.5%, 9/1/2027 ...................................    1,000,000      904,050

Maryland
Maryland Economic Development Corporation:
   Chesapeake Bay Conference, Series 1999 B, 7.625%,
     12/1/2022 ..............................................   12,000,000   11,640,720
   University of Maryland, Series 1999 A, 5.75%, 6/1/2031 ...    1,000,000      861,480
Maryland State Health and Higher Educational Facilities
   Authority, University of Maryland Medical System
   Revenue, Series 2000, 6.75%, 7/1/2030 ....................    2,500,000    2,464,975

Massachusetts
Boston, MA, Industrial Development Financing Authority,
   Springhouse Project, Series 1995, 9.25%, Prerefunded
   7/1/2005, 7/1/2025 (c) ...................................    1,350,000    1,605,299
Lowell, MA, General Obligation, Series 1991, 8.3%,
   2/15/2005 ................................................      365,000      383,819


    The accompanying notes are an integral part of the financial statements.


                                       19

                                                             Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority,
   Cooley Dickson Hospital Inc., Series 1993 A, 7.125%,
   Prerefunded 5/15/2003, 11/15/2018 (c) ...................   1,765,000   1,877,183
Massachusetts Industrial Finance Agency:
   Edgewood Retirement Community, Series 1995 A, 9%,
     11/15/2025 ............................................   1,000,000   1,093,430
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 .............................   2,155,000   2,218,314
Massachusetts State Development Financial Agency,
   Revenue, Health Care Facilities, Series 1999 A, 7.1%,
   7/1/2032 ................................................   4,000,000   3,632,560
Massachusetts State Health and Educational Facilities
   Authority:
   Caritas Christi Obligation, Series 1999, 5.625%,
     7/1/2020 ..............................................   3,000,000   2,360,940
   Partners Healthcare Systems, Series 1999 B, 5.125%,
     7/1/2019 ..............................................   1,185,000     981,121
   South Shore Hospital, Series 1999 F, 5.625%,
     7/1/2019 ..............................................   1,000,000     879,250
   South Shore Hospital, Series 1999 F, 5.75%, 7/1/2029 ....   4,000,000   3,443,520
Massachusetts State Rites, Series 2000, 5.961%,
   11/1/2010 ...............................................   8,000,000   8,795,360

Michigan
Detroit, MI, Downtown Development Authority:
   Series 1996, Zero Coupon, 7/1/2011 ......................   3,150,000   1,623,605
   Series 1996, Zero Coupon, 7/1/2012 ......................   3,150,000   1,516,851
Kalamazoo, MI, Economic Development Revenue Bond,
   Series 1999 A, 7.5%, 5/15/2029 ..........................   2,000,000   1,804,380
Michigan State Hospital Finance Authority Revenue,
   Sinai Hospital, Series 1995, 7.5%, 10/1/2027 (b) ........   2,000,000   2,212,640
Michigan State Strategic Fund Limited, Series 1998 A,
   5.75%, 11/15/2018 .......................................   1,500,000   1,191,240

Mississippi
Mississippi Development Bank, Special Obligation,
   Diamond Lakes Utilities, Series 1997 A, 6.25%,
   12/1/2017 ...............................................   1,900,000   1,765,613

Nevada
Clark County, NV,  Pollution Control Revenue, Series 1995 D,
   5.45%, 10/1/2023 ........................................   3,470,000   2,828,293

New Hampshire
New Hampshire Health and Education Facility Authority
   Revenue, New Hampshire College Issue, Series 2000,
   7.4%, 1/1/2023 ..........................................   2,000,000   1,970,080


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------

New Hampshire Higher Education and Health Facilities
   Authority:
   Monadnock Community Hospital, Series 1990,
     9.125%, Prerefunded, 10/1/2000, 10/1/2020 (c) .....   1,370,000   1,415,676
   New Hampshire Catholic Charity:
     Series 1991, 8.4%, Prerefunded, 8/1/2001,
       8/1/2011 (c) ....................................     600,000     640,422
     Series 1997, 5.8%, 8/1/2022 .......................   2,760,000   2,252,574
   Rivermead at Peterborough:
     Series 1998, 5.5%, 7/1/2013 .......................   2,635,000   2,257,062
     Series 1998, 5.625%, 7/1/2018 .....................     500,000     400,625
New Hampshire Higher Educational and Health Facilities
   Authority Revenue, Riverwoods at Exeter:
     Series 1997 A, 6.375%, 3/1/2013 ...................     725,000     667,602
     Series 1997 A, 6.5%, 3/1/2023 .....................   1,000,000     872,900

New Jersey
New Jersey Economic Development Authority,
   United Methodist Homes, Series 1995, 7.5%,
   Prerefunded 7/1/2005, 7/1/2025 (c) ..................   1,000,000   1,111,240
New Jersey State Transportation Certificate of
   Participation, Series 16, Inverse Floater, 6.9%,
   9/15/2010 (b)** .....................................   8,250,000   8,666,048
New Jersey State Turnpike Authority Revenue,
   Series 2000 R, 6.17%, 1/1/2010 (b) ..................   5,000,000   5,281,300

New Mexico
Farmington, NM, Pollution Control Revenue:
   Series 1997 A, 5.8%, 4/1/2022 .......................   5,000,000   4,328,150
   Series 1997 C, 5.8%, 4/1/2022 .......................   2,000,000   1,731,260
New Mexico State Hospital Equipment Loan Council,
   Memorial Medical Center, Series 1998, 5.5%,
   6/1/2028 ............................................   1,450,000   1,113,905

New York
Glen Cove Housing Authority, Senior Living Facility,
   AMT, Series 1996, 8.25%, 10/1/2026 ..................   1,500,000   1,561,545
Islip, NY, New York Community Development Agency,
   New York Institute of Technology, Series 1996, 7.5%,
   3/1/2026 ............................................   2,500,000   2,565,450
New York City, NY, General Obligation, Series 1996 A,
   7%, 8/1/2007 ........................................   5,000,000   5,426,450
New York City Municipal Water Finance Authority
   Revenue, Series 1997C,  5%, 6/21/2021 ...............   5,220,000   4,522,190
New York Metropolitan Transportation Authority:
     Series 1991, 7%, Prerefunded 7/1/2001, 7/1/2009 (c)   1,000,000   1,043,740
     Series 1993 O, 5.75%, 7/1/2013 ....................   2,750,000   2,749,835


    The accompanying notes are an integral part of the financial statements.


                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

New York, NY, Series 1999 J, 5.125%, 5/15/2029 (b) .......   10,000,000    8,609,500
New York, State Dormitory Authority Revenue, Series 310,
   Inverse Floater, 7.59%, 2/15/2010 (b)** ...............    4,250,000    4,607,680
Onondaga County, NY, Industrial Development Agency,
   Solid Waste Disposal Facility, Solvay Paperboard LLC,
   AMT Series 1998, 7%, 11/1/2030 ........................    3,500,000    3,376,240

North Carolina
North Carolina Municipal Power Agency, Electric Revenue,
   Series 1999 B, 6.375%, 1/1/2013 .......................    2,075,000    2,064,231

North Dakota
Grand Forks, ND, Health Care Systems Revenue,
   Series 2000, 7.125%, 8/15/2024 ........................    2,000,000    1,949,140

Ohio
Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor Health System, Providence Hospital,
   Series 1992, 6.8%, 7/1/2008 ...........................    5,485,000    5,756,398

Pennsylvania
Chester County, PA, Health and Education Facilities
   Authority Revenue, Series 1997 A, 5.375%, 5/15/2027 ...    3,270,000    2,696,573
Delaware County, PA, White Horse Village Inc.:
   Series 1996, 7.5%, 7/1/2018 ...........................    2,000,000    1,999,800
   Series 1996 A, 6.7%, 7/1/2007 .........................    1,000,000      970,830
Latrobe, PA, Industrial Development Authority, St. Vincent
   College Project, Series 1998, 5.375%, 5/1/2013 ........    1,885,000    1,718,347
Montgomery County, PA, Health and Educational Facilities
   Authority, Philadelphia Geriatric Center Revenue,
   Series 1999 A, 7.25%, 12/1/2027 .......................    3,125,000    2,877,219
Montgomery County, PA, Industrial Development
   Authority, Retirement Community Revenue,
   Series 1998, 5.25%, 11/15/2028 ........................    4,000,000    3,101,120
Montgomery County, PA, Multi-Family Housing Revenue,
   Series 1993 A, 6.375%, 7/1/2012 .......................    5,500,000    5,375,315
Pennsylvania Higher Education Authority, Medical College
   of Pennsylvania, Series 1991 B, 7.25%, 3/1/2005 (b) ...    1,000,000    1,038,110
Philadelphia, PA, Industrial Development Authority,
   Commercial Development Revenues, Series 1997,
   6.5%, 10/1/2027 .......................................    4,500,000    4,228,650

South Carolina
South Carolina Jobs Economic Development
   Authority, Hospital Facilities Revenue, Series 2000 A,
   7.375%, 12/15/2021 ....................................    2,500,000    2,394,875

South Dakota
South Dakota Health and Educational Facilities Authority
   Revenue, Prairie Lakes:
     Series 1992, 7.125%, Prerefunded, 4/1/2003,
       4/1/2010 (c) ......................................      680,000      724,098


    The accompanying notes are an integral part of the financial statements.


                                       22

                                                              Principal
                                                               Amount ($)  Value ($)
------------------------------------------------------------------------------------

     Series 1992, 7.25%, Prerefunded, 4/1/2003,
       4/1/2022 (c) ......................................      680,000      726,301
     Series 1992, 7.125%, 4/1/2010 .......................      320,000      326,154
     Series 1992, 7.25%, 4/1/2022 ........................      320,000      321,786

Tennessee
Elizabethton, TN, Health and Educational Facilities Board
   Revenue, Series 2000 B, 8%, 7/1/2033 ..................    3,000,000    2,993,100
Johnson City, TN, Health and Educational Facilities Board
   Hospital Revenue, 7.5%, 7/1/2033 ......................    5,000,000    4,714,150

Texas
Arlington, TX, Independent School District, General
   Obligation, Series 1999, 5%, 2/15/2024 ................    7,000,000    5,994,030
Austin, TX, Bergstrom Landhost Enterprises, Airport
   Hotel, Series 1999 A, 6.75%, 4/1/2027 .................    5,000,000    4,466,750
Bexar County, TX, Housing Finance Corporation,
   AMT, Series 1999 A, 8.2%, 4/1/2022 ....................      618,000      631,015
Dallas-Fort Worth, TX, Airport Revenue, American Airlines,
   AMT, Series 1990, 7.5%, 11/1/2025 .....................    1,910,000    1,933,264
Dallas-Fort Worth, TX, International Airport, American
   Airlines, AMT, Series 1990A, 7.25%, 11/1/2030 .........    5,000,000    5,048,250
Hidalgo County, TX, Health Services, Mission Hospital,
   Series 1996, 6.75%, 8/15/2016 .........................    2,500,000    2,322,125
Lubbock, TX, Health Facilities Development Corporation,
   Carillon Inc., Series 1999 A, 6.5%, 7/1/2019 ..........    3,000,000    2,602,500
Magnolia, TX, Independent School District, Series 1999,
   5%, 8/15/2017 .........................................    2,400,000    2,137,344
Midland County, TX, Hospital District, Midland Memorial
   Hospital, Series 1992, 7.5%, Prerefunded 6/1/2002,
   6/1/2016 (c) ..........................................    1,500,000    1,580,115
Richardson, TX, Hospital Authority, Hospital Revenue,
   Series 1998, 5.625%, 12/1/2028 ........................    1,250,000      956,313
Travis County, TX, Health Facilities Development Corp.,
   Ascension Health, Inverse Floating Rate Note, Series
   1999 A, 6.25%, 11/15/2015** ...........................   10,000,000   10,269,900

Utah
Salt Lake City, UT, Hospital Revenue, Series 1992, 6.15%,
   2/15/2012 .............................................    2,000,000    2,083,900

Vermont
Vermont Housing Finance Agency, Northgate Housing
   Project, Series 1989, 8.25%, 6/15/2020 ................    1,000,000    1,044,700

Virgin Islands
Virgin Islands Public Financial Authority Revenue, Series
   1992 A, Prerefunded 10/1/2002, 7.25%,
   10/1/2018 (c) (d) .....................................    6,500,000    6,979,830


    The accompanying notes are an integral part of the financial statements.


                                       23

                                                                Principal
                                                                Amount ($)    Value ($)
----------------------------------------------------------------------------------------

Virginia
Fairfax County, VA, Economic Development Authority
   Revenue, Series 1999 A, 7.25%, 10/1/2019 ................    3,000,000    2,885,280
Pittsylvania County, VA, Industrial Development Authority,
   Multitrade of Pittsylvania County, L.P. Project:
     Series 1994 A, 7.45%, 1/1/2009 ........................    1,500,000    1,523,475
     Series 1994 A, 7.5%, 1/1/2014 .........................    3,500,000    3,555,790

Washington
Washington Public Power Supply System:
   Nuclear Project #2:
     Series 1992 A, 6.3%, 7/1/2012 .........................   10,000,000   10,511,100
     Series 1994, Inverse Floater, 6.52%, 7/1/2012** .......    3,000,000    2,636,250
   Nuclear Project #3, Series 1989 B, 7.125%, 7/1/2016 .....    2,500,000    2,817,375

Wisconsin
Wisconsin State Health and Educational Facilities Authority:
   Aurora Health Care Inc., Series 1999 A,
     5.6%, 2/15/2029 .......................................    7,500,000    5,848,792
   National Regency of New Berlin Project, Series 1995,
     8%, 8/15/2025 .........................................    1,480,000    1,525,510
----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $413,116,355)                  420,208,312
----------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $421,216,355) (a)                428,308,312
----------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $421,216,355. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $7,091,957. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,001,482 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,909,525.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At May 31, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of May 31, 2000.

     AMT: Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
At May 31, 2000, open futures contracts sold short were as follows:

                                                         Aggregate
                                                          Face
Futures                         Expiration   Contracts  Value ($)     Value ($)
------------------------------- ------------ --------- ------------  -----------
Municipal Bond Index ........    June 2000     275     25,868,350    25,755,469
Total unrealized appreciation on open futures contracts              -----------
     sold short .................................................       112,881
                                                                     -----------

--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


Financial Statements
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $421,216,355) ......................   $ 428,308,312
Cash .........................................................................       3,138,914
Receivable for investments sold ..............................................          20,273
Interest receivable ..........................................................       7,022,510
Receivable for Fund shares sold ..............................................         453,212
Due from Adviser .............................................................          29,803
Other assets .................................................................           1,080
                                                                                 -------------
Total assets .................................................................     438,974,104

Liabilities
-----------------------------------------------------------------------------------------------
Dividends payable ............................................................         804,346
Payable for Fund shares redeemed .............................................         599,562
Payable for daily variation margin on open futures contracts .................         223,438
Accrued management fee .......................................................         217,812
Accrued reorganization costs .................................................          44,005
Accrued Trustees' fees and expenses ..........................................          62,512
Other accrued expenses and payables ..........................................          87,410
                                                                                 -------------
Total liabilities ............................................................       2,039,085
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 436,935,019
-----------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments ..................................................................       7,091,957
Futures ......................................................................         112,881
Accumulated net realized gain (loss) .........................................     (11,431,848)
Paid-in capital ..............................................................     441,162,029
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 436,935,019
-----------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------
Class S Shares
Net Asset Value, offering and redemption price per share ($436,443,861 /
    36,773,001 outstanding shares of beneficial interest, $.01 par value,        -------------
    unlimited number of shares authorized) ....................................  $       11.87
                                                                                 -------------
Class A Shares
Net Asset Value and redemption price per share ($246,117 / 20,756 outstanding
    shares of beneficial interest, $.01 par value, unlimited number of shares    -------------
    authorized) ...............................................................  $       11.86
                                                                                 -------------
                                                                                 -------------
Maximum offering price per share (100 / 95.50 of $11.86) .....................   $       12.42
                                                                                 -------------
Class B Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($209,355 / 17,647 outstanding shares of beneficial  -------------
    interest, $.01 par value, unlimited number of shares authorized) ..........  $       11.86
                                                                                 -------------
Class C Shares
Net Asset Value, offering and redemption price (subject to contingent deferred
    sales charge) per share ($35,686 / 3,008 outstanding shares of beneficial    -------------
    interest, $.01 par value, unlimited number of shares authorized) ..........  $       11.86
                                                                                 -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 26,586,349
                                                                   ------------
Expenses:
Management fee .................................................      2,690,614
Services to shareholders .......................................        612,246
Custodian and accounting fees ..................................         99,139
Distribution services fees .....................................             90
Administrative services fees ...................................             55
Auditing .......................................................         51,867
Legal ..........................................................         11,979
Trustees' fees and expenses ....................................        103,983
Reports to shareholders ........................................         25,429
Registration fees ..............................................         58,877
Reorganization .................................................         49,110
Other ..........................................................         53,415
                                                                   ------------
Total expenses, before expense reductions ......................      3,756,804
Expense reductions .............................................        (71,315)
                                                                   ------------
Total expenses, after expense reductions .......................      3,685,489
--------------------------------------------------------------------------------
Net investment income                                                22,900,860
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (7,062,599)
Futures ........................................................      1,461,286
                                                                   ------------
                                                                     (5,601,313)
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (22,507,180)
Futures ........................................................        (25,063)
                                                                   ------------
                                                                    (22,532,243)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (28,133,556)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (5,232,696)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                    Five Months      Year Ended
Increase (Decrease) in Net          Year Ended May  Ended May 31,   December 31,
Assets                                31, 2000          1999           1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $  22,900,860    $   9,072,350    $  19,190,928
Net realized gain (loss) on
   investment transactions ......      (5,601,313)         330,513          768,029
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period     (22,532,243)      (8,837,591)       3,727,480
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ...................      (5,232,696)         565,272       23,686,437
                                    -------------    -------------    -------------
Distributions to shareholders
   from:
Net investment income-- Class S
   shares .......................     (22,899,579)      (9,072,350)     (19,191,807)
Net investment income-- Class A
   shares .......................            (634)            --               --
Net investment income-- Class B
   shares .......................            (498)            --               --
Net investment income-- Class C
   shares .......................            (149)            --               --
                                    -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......     206,693,996       89,063,593      173,275,197
Reinvestment of distributions ...      15,204,758        6,549,592       12,853,477
Cost of shares redeemed .........    (206,909,446)     (69,149,802)     (95,191,076)
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      14,989,308       26,463,383       90,937,598
                                    -------------    -------------    -------------
Increase (decrease) in net assets     (13,144,248)      17,956,305       95,432,228
Net assets at beginning of period     450,079,267      432,122,962      336,690,734
                                    -------------    -------------    -------------
Net assets at end of period .....   $ 436,935,019    $ 450,079,267    $ 432,122,962
                                    -------------    -------------    -------------


    The accompanying notes are an integral part of the financial statements.


Financial Highlights
------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S Shares (a)

------------------------------------------------------------------------------------
                                2000(b)  1999(c)  1998(d)  1997(d) 1996(d)  1995(d)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $12.69   $12.93   $12.78   $12.04   $12.19  $10.86
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income           .66      .26      .65      .67      .66     .68
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (.82)    (.24)     .15      .74     (.15)   1.37
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                     (.16)     .02      .80     1.41      .51    2.05
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income          (.66)    (.26)    (.65)    (.67)    (.66)   (.72)
------------------------------------------------------------------------------------
Net asset value, end of period $11.87   $12.69   $12.93   $12.78   $12.04  $12.19
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                (1.28)     .18**   6.38    12.04   4.43(e) 19.28(e)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      436      450      432      337      293     304
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            .89(f)   .83*     .84      .90      .95     .94
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            .87(f)   .83*     .84      .90      .91     .80
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                       5.42     4.91*    5.03     5.43     5.59    5.77
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        62        7*      14       33       22      27
------------------------------------------------------------------------------------


(a) On May 1, 2000 existing shares of the Fund were designated as Class S shares and are generally not available to new investors.

(b)  For the year ended May 31, 2000.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

(d)  For the year ended December 31.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .86% and .85%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

Beginning May 1, 2000, the Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to manage the duration of the portfolio. In addition, the Fund also sold index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,600,000 which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until

May 31, 2005 ($3,900,000) and May 31, 20008 ($2,700,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 1999 through May 31, 2000 the Fund incurred approximately $3,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $259,408,311 and $255,052,118, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Effective May 1, 2000, the Adviser agreed to maintain the annualized expenses of the classes of the Fund until October 1, 2000 as follows: Class S shares 0.80%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. Included in expense reductions is $26,253 due from the Adviser. For the year ended May 31, 2000, the fee pursuant to this agreement aggregated $2,690,614, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2000, the Distribution Fee was as follows:

                                                Total          Unpaid at
                 Distribution Fee            Aggregated      May 31, 2000
------------------------------------------ ---------------  ---------------
Class B .................................. $           69   $           69
Class C ..................................             21               21
                                           $           90   $           90


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2000 aggregated $225, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2000, there was no CDSC for Classes B and C.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2000, the Administrative Services Fee was as follows:


                                      Total        Fees Waived      Unpaid at
   Administrative Services Fee       Aggregated     by KDI         May 31, 2000
-------------------------------- ---------------- ---------------  -------------
Class A .......................  $           25   $           --   $       25
Class B .......................              23               --           23
Class C .......................               7               --            7
                                 $           55   $           --   $       55


Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended May 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $4, $7 and $4, respectively, all of which is unpaid at May 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended May 31, 2000, the amount charged to the Class S shares by SSC for shareholder services aggregated $304,605, of which $25,663 is unpaid at May 31, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $76,576, of which $10,469 is unpaid at May 31, 2000.

Trustees' Fees. The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $44,376. In addition, a one-time fee of $59,607 for Class S shares was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,803 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees (Class S shares only) were reduced by $2,414 and $12,845, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative for Class S shares are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.


G. Share Transactions

The following tables summarize share and dollar activity in the Fund:
                                                                                              Year Ended
                                                                                             May 31, 2000
                                                                                         ------------------------
                                                                                         Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------------------------------------
Class A shares ..................................................................          27,398    $     324,369
-------------------------------------------------------------------------------------------------------------------
Class B shares ..................................................................          17,635          208,844
-------------------------------------------------------------------------------------------------------------------
Class C shares ..................................................................           2,995           36,000
-------------------------------------------------------------------------------------------------------------------
Class S shares ..................................................................      17,085,134      206,124,783
-------------------------------------------------------------------------------------------------------------------
                                                                                       17,133,162    $ 206,693,996
Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------------------------------------
Class A shares ..................................................................              50    $         590
-------------------------------------------------------------------------------------------------------------------
Class B shares ..................................................................              12              142
-------------------------------------------------------------------------------------------------------------------
Class C shares ..................................................................              13              149
-------------------------------------------------------------------------------------------------------------------
Class S shares ..................................................................       1,253,142       15,203,877
-------------------------------------------------------------------------------------------------------------------
                                                                                        1,253,217    $  15,204,758
Shares redeemed
-------------------------------------------------------------------------------------------------------------------
Class A shares ..................................................................          (6,692)   $     (79,462)
-------------------------------------------------------------------------------------------------------------------
Class B shares ..................................................................              --               --
-------------------------------------------------------------------------------------------------------------------
Class C shares ..................................................................              --               --
-------------------------------------------------------------------------------------------------------------------
Class S shares ..................................................................     (17,028,771)    (206,829,984)
-------------------------------------------------------------------------------------------------------------------
                                                                                      (17,035,463)   $(206,909,446)
Net increase (decrease)
-------------------------------------------------------------------------------------------------------------------
Class A shares ..................................................................          20,756    $     245,497
-------------------------------------------------------------------------------------------------------------------
Class B shares ..................................................................          17,647          208,986
-------------------------------------------------------------------------------------------------------------------
Class C shares ..................................................................           3,008           36,149
-------------------------------------------------------------------------------------------------------------------
Class S shares ..................................................................       1,309,505       14,498,676
-------------------------------------------------------------------------------------------------------------------
                                                                                        1,350,916    $  14,989,308


                            Five Months Ended                     Year Ended
                              May 31, 1999                    December 31, 1998
                   -----------------------------------------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Class S shares ..    6,916,529     $   89,063,593    13,488,602      $  173,275,197

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class S shares ..      509,777     $    6,549,592     1,000,254      $   12,853,477

Shares redeemed
------------------------------------------------------------------------------------
Class S shares ..  (5,377,235)     $ (69,149,802)   (7,412,740)      $ (95,191,076)

Net increase (decrease)
------------------------------------------------------------------------------------
Class S shares ..    2,049,071     $   26,463,383     7,076,116      $   90,937,598

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S shares' financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the Class S shares' financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and Class S shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 20, 2000

Tax Information
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended May 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                            Philip G. Condon*
  o President and Trustee                       o Vice President

Henry P. Becton, Jr.                          Ashton P. Goodfield*
  o Trustee; President and General              o Vice President
    Manager, WGBH Educational
    Foundation                                Ann M. McCreary*
                                                o Vice President
Dawn-Marie Driscoll
  o Trustee; Executive Fellow, Center         John Millette*
    for Business Ethics, Bentley                o Vice President and Secretary
    College; President, Driscoll
    Associates                                John R. Hebble*
                                                o Treasurer
Peter B. Freeman
  o Trustee; Corporate Director               Caroline Pearson*
    and Trustee                                 o Assistant Secretary

George M. Lovejoy, Jr.                        *Scudder Kemper Investments, Inc.
  o Trustee; President and Director,
    Fifty Associates; Chairman
    Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
  o Trustee; Professor of Business
    Administration, Northeastern
    University, College of Business
    Administration

Kathryn L. Quirk*
  o Trustee, Vice President and
    Assistant Secretary

Jean C. Tempel
  o Trustee; Managing Director,
    First Light Capital

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of [LOGO] Zurich Financial Services Group

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                              ENDED MAY 31, 2000

SCUDDER HIGH YIELD TAX FREE FUND
                                            "... We believe attractive yields on
                                       lower-quality municipal bonds can enhance
                                               the fund's income potential. ..."

                                                                  [SCUDDER LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              5
                                                             PERFORMANCE UPDATE

                                                                              9
                                                           PORTFOLIO STATISTICS

                                                                             11
                                                       PORTFOLIO OF INVESTMENTS

                                                                             20
                                                           FINANCIAL STATEMENTS

                                                                             23
                                                           FINANCIAL HIGHLIGHTS

                                                                             24
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS

                                                                             30
                                                                      REPORT OF
                                                           INDEPENDENT AUDITORS

AT A GLANCE

ABOUT YOUR REPORT
SCUDDER HIGH YIELD TAX FREE FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE ADVISOR CLASSES) AS OF MAY 1, 2000. SHARES OF THE FUND OUTSTANDING AS OF MAY 1, 2000 WERE REDESIGNATED AS CLASS S SHARES. THE INCEPTION DATE OF CLASS S SHARES IS JANUARY 22, 1987. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIOS OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER.

 SCUDDER HIGH YIELD TAX FREE FUND
 TOTAL RETURNS*

 FOR THE YEAR ENDED MAY 31, 2000 (UNADJUSTED FOR SALES CHARGE)
[BAR GRAPH]

                                                                                                            LIPPER HIGH YIELD
                                                                                                           MUNICIPAL DEBT FUND
SCUDDER HIGH YIELD TAX FREE FUND CLASS S                                                                    CATEGORY AVERAGE*
----------------------------------------                                                                    ------------------
-1.28                                                                                                             -4.98

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

*RETURNS ARE HISTORICAL FOR SCUDDER HIGH YIELD TAX FREE CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1 FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. SCUDDER HIGH YIELD TAX FREE FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED MAY 1, 2000. FROM INCEPTION TO MAY 31, 2000 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -.77%, FOR CLASS B SHARES WAS -.92% AND FOR CLASS C SHARES WAS -.92%. THE LIPPER HIGH YIELD MUNICIPAL DEBT FUND CATEGORY AVERAGE FOR CLASS A, B AND C SHARES FROM MAY 1, 2000, THROUGH MAY 31, 2000 WAS -.84%.

RETURNS DURING PART OF THE PERIOD SHOWN INCLUDE THE EFFECT OF AN ABSORPTION OF CERTAIN OPERATING EXPENSES BY THE INVESTMENT ADVISOR. WITHOUT SUCH AN ABSORPTION, RETURNS WOULD HAVE BEEN LOWER AND RATINGS OR RANKINGS MAY HAVE BEEN LESS FAVORABLE.

LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE.

 NET ASSET VALUE

                                               AS OF
                                              5/31/00
 .........................................................
    SCUDDER HIGH YIELD TAX FREE FUND CLASS A   $11.86
 .........................................................
    SCUDDER HIGH YIELD TAX FREE FUND CLASS B   $11.86
 .........................................................
    SCUDDER HIGH YIELD TAX FREE FUND CLASS C   $11.86
 .........................................................

 SCUDDER HIGH YIELD TAX FREE FUND
 CLASS S RANKINGS AS OF 5/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH YIELD MUNICIPAL DEBT FUND CATEGORY

                                   CLASS S
 .....................................................
    1-YEAR                      #2 of 56 funds
 .....................................................
    3-YEARS                     #1 of 41 funds
 .....................................................
    5-YEARS                     #2 of 33 funds
 .....................................................
    10-YEARS                    #1 of 16 funds
 .....................................................

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

DISCOUNTS AND PREMIUMS Par value is the principal value that an investor may receive when a bond matures. If a bond's price is lower than par, it is selling at a discount. If a bond's price is higher than par, it is said to be selling at a premium.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities rated A1 and compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON HAS 22 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND IS LEAD PORTFOLIO MANAGER OF SCUDDER HIGH YIELD TAX FREE FUND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1983.

[WILSON PHOTO]

REBECCA L. WILSON HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND HAS BEEN CO-MANAGER OF THE FUND SINCE 1998. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             MUNICIPAL BONDS HAVE FACED A TOUGH ENVIRONMENT THIS PAST YEAR. THE FEDERAL RESERVE BOARD OPEN MARKET COMMITTEE RAISED SHORT-TERM INTEREST RATES 175 BASIS POINTS, WHILE THE TREASURY DEPARTMENT ANNOUNCED A DEBT BUYBACK PLAN, PROMPTING AN INVERSION OF THE U.S. TREASURY YIELD CURVE. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW THE FUND IS POSITIONED FOR THE YEAR AHEAD.

Q     HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING FISCAL YEAR 2000?

A     It was the most difficult period for bonds since 1994. As of May 31, 2000, short-term interest rates -- as measured by the average rate that banks charge each other for overnight loans -- were more than 35 percent higher than a year earlier. Strong U.S. economic growth, the lowest unemployment rate in 30 years and brisk consumer spending prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target six times by 175 basis points (175 percent) to 6.50 percent. The Federal Reserve's resolve to head off inflationary pressures, coupled with weak investor demand for municipal bond funds, led to negative returns.

  The overriding challenge was to preserve capital. As the supply of new municipal debt declined, securities with solid credit characteristics and above-average income prospects grew scarce. We sought to avoid weaker issues to reduce risk and maintain liquidity. As of the end of May, new issuance in calendar year 2000 was down 26.8 percent from year-earlier levels, according to THE BOND BUYER.

Q    HOW DID SCUDDER HIGH YIELD TAX FREE FUND PERFORM BETWEEN MAY 1999 AND MAY
2000?

A    We are pleased to report that the fund's return outpaced the -4.98 percent return of the average high-yield municipal bond fund by 370 basis points for the 12 months ended May 31, 2000, as measured by Lipper Inc. A focus on premium bonds -- those selling at prices higher than par -- helped us temper share price volatility as interest rates rose. This, along with curve positioning and security structure selection, helped Scudder High Yield Tax Free Fund preserve capital to a greater extent than most of its peers during fiscal year 2000. We tended to have more high-coupon, higher-grade high-yield bonds than our competitors, and this helped the fund's results.

  During the first half of the fiscal year, the fund was underweighted in lower-rated, higher-yielding bonds. This boosted performance as interest rates rose. Beginning in 2000, however, lower-quality bond yields had risen to the point where we believed the benefits of additional income potential for many high-yield bonds outweighed the added risks. We gradually added more lower-quality bonds so that by May 31, 2000, some 21 percent of the fund's holdings had ratings of BBB or lower. Municipal bonds rated BBB -- the lowest level of investment-grade bonds -- generally yielded more than 100 basis points more than comparable-sector AAAs.

Q    HOW MUCH HAVE MUNICIPAL BOND YIELDS GONE UP?

A    Let's take the example of the average 30-year hospital bond

PERFORMANCE UPDATE

with a rating of BBB. A year ago, such a bond would have traded at a yield that was about 62 basis points higher than a hospital bond with an AAA rating (the highest quality available). At the end of May 2000, a BBB hospital bond would have 163 more basis points of yield than an AAA-rated hospital bond (The difference in yield among bonds of different quality is known as spread). In addition to spread widening, you need to add the fact that yields across the board have gone up substantially. Overall, that's an extra 150 basis points of yield compared with May 1999 for a BBB-rated hospital. Of course, past performance is not a guarantee of future results. As of May 31, 2000, the average on hospital bonds in the Lehman Brothers Revenue Bond Index was 6.48 percent. That compares with 6.01 percent for a 30-year Treasury bond.*

*UNLIKE WITH TREASURIES, INTEREST AND RETURN OF PRINCIPAL ON HOSPITAL BONDS IS
 NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. MUNICIPAL BOND ISSUES TIED TO A PARTICULAR INDUSTRY HAVE MORE CREDIT RISK THAN GENERAL OBLIGATION BONDS. THE LEHMAN BROTHERS REVENUE BOND INDEX IS AN UNMANAGED GROUP OF MUNICIPAL BONDS THAT VARY IN QUALITY AND MATURITY. REVENUE BONDS INCLUDE BONDS BACKED BY ELECTRIC AND WATER UTILITY PAYMENTS, HIGHWAY TOLLS, AIRPORT FEES, MORTGAGE PAYMENTS, LEASES AND/OR HOSPITAL REVENUE.

Q

      DURING FEBRUARY 2000, THE TREASURY ANNOUNCED PLANS TO BUY BACK SOME LONG-TERM DEBT AND HOLD FEWER AUCTIONS. WHAT WERE THE CONSEQUENCES OF THIS ACTION ON MUNICIPAL BONDS?

A
      February's Treasury news generated a welcome rally after five straight months of depressed municipal bond prices. The Treasury said it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

  Usually, intermediate- and long-term bonds provide more income potential than securities maturing in a year or less, since they involve more interest-rate risk. This pattern held true for both Treasuries and municipal bonds in the autumn and winter of 1999. However, as the new millennium began, the Treasury yield curve inverted, so that by May 31, 2000, one-year Treasury bills had higher yields than 30-year bonds. While the municipal yield curve flattened during the period, it did not invert. Long-term municipal bond yields reached a historically attractive ratio -- providing more than 96 percent of the yield of comparable-maturity Treasuries. Long-maturity municipal bonds typically yield about 85 to 90 percent of a similar-maturity Treasury.

Q

      IS A STRONG U.S. ECONOMY BAD NEWS FOR MUNICIPAL BONDS?

A
      Not necessarily. In fact, to the extent that the Fed can contain inflation, and investors believe that consumer prices will not accelerate, strong economic growth is positive because it enhances the

 STATE GENERAL OBLIGATION BOND RATINGS
Percentage of states in each rating category.

                                                          1991              2000
    AAA                                                   12.2%             20.9%
 .......................................................................................
    AA+                                                   17.1              25.6
 .......................................................................................
    AA                                                    41.5              32.6
 .......................................................................................
    AA-                                                   19.5              11.6
 .......................................................................................
    A+ & A                                                9.7               7.0
 .......................................................................................
    A-                                                     --               2.3*
---------------------------------------------------------------------------------------
                                                          100%              100%

[PIE CHARTS]

* ONE STATE, LOUISIANA

SOURCE: STANDARD & POOR'S CREDITWEEK 4/17/00

PERFORMANCE UPDATE

ability of municipal debt issuers to meet their obligations. The first calendar quarter of 2000 was the 18th consecutive quarter in which bond-rating upgrades exceeded downgrades, according to Standard & Poor's. In April, S&P reported that nearly half of the states had general obligation bond ratings of AAA or AA+, the highest ratings available. Just 29 percent of states had such ratings back in 1991.

  The fund's portfolios contained bonds from many states and U.S. territories, providing an element of diversification. As of May 31, 2000, California was the largest state allocation for the fund (15.76 percent of net assets). The fund has invested in a number of high-yield revenue bonds in the state of California to build toll roads and to facilitate economic development. For Scudder High Yield Tax Free Fund, this has historically provided an opportunity to maximize yield potential.

Q    WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A    Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that the Federal Reserve raised its short-term interest-rate target in May by 50 basis points, we think municipal bonds face a more stable environment than we've seen in some time. We believe the municipal bond market provides excellent value, with yields of longer-maturity municipals still near those of Treasuries, and tax-equivalent yields near double-digit levels for investors in the highest brackets. In January, in fact, municipal bond yields, as measured by THE BOND BUYER'S Revenue Bond Index, reached 6.35 percent, the highest level since August 1995.

  We believe historically attractive yields on lower quality municipal bonds can enhance the fund's income potential in the coming months. In our view, a moderately growing U.S. economy enhances municipal finances, and that should continue to help bolster municipal credit ratings. Finally, if the equity and taxable bond markets remain as volatile as they have been this past year, it could provide a catalyst for renewed enthusiasm for tax-exempt debt as a way to diversify a portfolio.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED MAY 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                           LIFE OF CLASS**   1-YEAR   5-YEAR   10-YEAR       LIFE OF FUND
----------------------------------------------------------------------------------------------
    SCUDDER HIGH YIELD
    TAX FREE FUND CLASS A       -5.31        -5.72%    4.55%    6.78%    6.49% (since 1/22/87)
 ..............................................................................................
    SCUDDER HIGH YIELD
    TAX FREE FUND CLASS B       -4.88        -5.04     4.43     6.37     5.91  (since 1/22/87)
 ..............................................................................................
    SCUDDER HIGH YIELD
    TAX FREE FUND CLASS C       -1.90        -2.11     4.64     6.37     5.91  (since 1/22/87)
 ..............................................................................................

SCUDDER HIGH YIELD TAX FREE CLASS A SHARES
Growth of an assumed $10,000 investment in Class A shares from 1/31/87 to 5/31/00
[LINE GRAPH]

                                                 SCUDDER HIGH YIELD TAX          LEHMAN BROTHERS
                                                   FREE FUND CLASS A1         MUNICIPAL BOND INDEX+      CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
1/31/87                                                  9550.00                    10000.00                    10000.00
                                                         8996.00                     9854.00                    10378.00
                                                        10209.00                    10854.00                    10836.00
                                                        11263.00                    12025.00                    11340.00
                                                        11941.00                    12903.00                    12032.00
12/31/91                                                13542.00                    14469.00                    12401.00
                                                        15002.00                    15745.00                    12761.00
                                                        17083.00                    17679.00                    13112.00
                                                        15651.00                    16772.00                    13462.00
12/31/95                                                18600.00                    19692.00                    13804.00
                                                        19425.00                    20564.00                    14263.00
                                                        21673.00                    22454.00                    14505.00
                                                        23055.00                    23909.00                    14739.00
                                                        22549.00                    23416.00                    15135.00
5/31/00                                                 22816.00                    23836.00                    15399.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES
 NET INVESTMENT INCOME AND CAPITAL GAIN
 OR LOSS FROM PORTFOLIO INVESTMENTS,
 ASSUMING REINVESTMENT OF ALL DIVIDENDS.
 ON MAY 1, 2000, THE FUND OFFERED AN
 ADDITIONAL THREE CLASSES OF SHARES,
 NAMELY THE CLASS A, B AND C SHARES
 DESCRIBED HEREIN. PRIOR TO THAT DATE,
 THE FUND CONSISTED OF ONE CLASS OF
 SHARES WHICH, ON THAT DATE, WERE
 RE-DESIGNATED AS CLASS S SHARES OF THE
 FUND. RETURNS SHOWN FOR CLASS A, B AND
 C SHARES FOR THE PERIODS PRIOR TO THEIR
 INCEPTION ARE DERIVED FROM THE
 HISTORICAL PERFORMANCE OF CLASS S
 SHARES OF SCUDDER HIGH YIELD TAX FREE
 FUND DURING SUCH PERIODS AND HAVE BEEN
 ADJUSTED TO REFLECT THE CURRENT MAXIMUM
 4.5% INITIAL SALES CHARGE FOR CLASS A
 SHARES OR THE MAXIMUM CONTINGENT
 DEFERRED SALES CHARGE (CDSC), IF ANY,
 CURRENTLY APPLICABLE TO CLASS B AND C
 SHARES. CLASS S SHARES HAVE NO SALES
 CHARGES, RULE 12B-1 FEES, OR
 ADMINISTRATIVE SERVICE FEES (ASF).
 CLASS B SHARE PERFORMANCE IS ADJUSTED
 FOR THE APPLICABLE CDSC, WHICH IS 4%
 WITHIN THE FIRST YEAR AFTER PURCHASE,
 DECLINING TO 0% AFTER SIX YEARS. CLASS
 C SHARE PERFORMANCE IS ADJUSTED FOR A
 CDSC, WHICH IS 1% WITHIN THE FIRST YEAR
 AFTER PURCHASE. THE PERFORMANCE FIGURES
 HAVE NOT BEEN ADJUSTED TO REFLECT RULE
 12B-1 FEES OF .75%, WHICH ARE
 APPLICABLE TO EACH OF CLASS B AND C
 SHARES, AND ASF OF UP TO .25%, WHICH
 ARE APPLICABLE TO EACH OF CLASS A, B
 AND C SHARES FROM THE DATE OF EACH SUCH
 CLASS'S INCEPTION. THE RULE 12B-1 FEES
 AND ASF APPLICABLE TO THE RESPECTIVE
 CLASSES OF SHARES OF THE FUND WILL
 AFFECT PERFORMANCE. CLASS S SHARES ARE
 SUBJECT TO CERTAIN OTHER, OR DIFFERENT
 LEVELS OF, EXPENSES THAN CLASSES A, B,
 AND C. THE EXPENSES APPLICABLE TO CLASS
 S HAVE BEEN REFLECTED IN THE
 PERFORMANCE PRESENTED. THE DIFFERENCE
 IN EXPENSES WILL AFFECT PERFORMANCE.
 RETURNS DURING PART OF THE PERIODS
 SHOWN INCLUDE THE EFFECT OF A TEMPORARY
 WAIVER OF MANAGEMENT FEES AND/OR
 ABSORPTION OF CERTAIN OPERATING
 EXPENSES BY THE INVESTMENT ADVISOR.
 WITHOUT SUCH WAIVER OR ABSORPTION,
 RETURNS WOULD HAVE BEEN LOWER AND
 RATINGS OR RANKINGS MAY HAVE BEEN LESS
 FAVORABLE. DURING THE PERIODS NOTED,
 SECURITIES PRICES FLUCTUATED. FOR
 ADDITIONAL INFORMATION, SEE THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL
 INFORMATION AND THE FINANCIAL
 HIGHLIGHTS.

**CLASS A, B AND C SHARES WERE INITIALLY
  OFFERED ON MAY 1, 2000. RETURNS FOR
  THIS PERIOD ARE TOTAL RETURNS NOT
  AVERAGE ANNUAL TOTAL RETURN.

 (1)PERFORMANCE IS FOR CLASS S SHARES OF
    SCUDDER HIGH YIELD TAX FREE FUND AND
    HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT, MAXIMUM 4.5% INITIAL SALES
    CHARGE APPLICABLE TO CLASS A SHARES
    OF THE FUND. CLASS B AND C SHARES OF
    THE FUND, THE PERFORMANCE OF EACH OF
    WHICH IS NOT INCLUDED IN THE GRAPH,
    IS EACH SUBJECT TO RULE 12B-1 FEES
    AND A CDSC OF 4% WITHIN THE FIRST
    YEAR AFTER PURCHASE, DECLINING TO 0%
    AFTER SIX YEARS, FOR CLASS B SHARES
    AND 1% WITHIN THE FIRST YEAR OF
    PURCHASE FOR CLASS C SHARES, WHICH
    WOULD AFFECT PERFORMANCE.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX, A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, ISSUED AS A PART OF AN ISSUE OF
  AT LEAST $50 MILLION, ISSUED WITHIN
  THE LAST FIVE YEARS, AND A MATURITY OF
  AT LEAST TWO YEARS. BONDS SUBJECT TO
  ALTERNATIVE MINIMUM TAX, VARIABLE-RATE
  BONDS AND ZERO-COUPON BONDS ARE
  EXCLUDED FROM THE INDEX. SOURCE:
  WIESENBERGER.(R)

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER.(R)

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 5/31/00              ON 5/31/99
    REVENUE BONDS                          67%                     70%
 ................................................................................
    GENERAL OBLIGATION BONDS               10                      13
 ................................................................................
    LEASE OBLIGATIONS                       5                      17
 ................................................................................
    U.S. GOVERNMENT-SECURED BONDS          16                      --
 ................................................................................
    CASH AND EQUIVALENTS                    2                      --
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

QUALITY

                                       ON 5/31/00              ON 5/31/99
    AAA                                    31%                     32%
 ................................................................................
    AA                                      5                       9
 ................................................................................
    A                                      12                       9
 ................................................................................
    BBB                                    21                      22
 ................................................................................
    NOT RATED                              31                      28
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                       ON 5/31/00              ON 5/31/99
    AVERAGE MATURITY                   13.4 years              10.7 years
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*

REPRESENTING 44.64 PERCENT OF THE FUND'S PORTFOLIO ON MAY 31, 2000.

                                                                  PERCENT
CALIFORNIA                                                        15.76%
-------------------------------------------------------------------------
TEXAS                                                              8.86%
-------------------------------------------------------------------------
NEW YORK                                                           8.05%
-------------------------------------------------------------------------
MASSACHUSETTS                                                      6.37%
-------------------------------------------------------------------------
PENNSYLVANIA                                                       5.60%
-------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER HIGH YIELD TAX FREE FUND
Portfolio of Investments as of May 31, 2000

                                                                                           PRINCIPAL
    SHORT-TERM MUNICIPAL INVESTMENTS--1.9%                                                 AMOUNT($)      VALUE($)

    ARIZONA
                                       Maricopa County, AZ, Pollution Control Revenue,
                                         Arizona Public Service Corporation, Series 1994
                                         F, Daily Demand Note, 4.3%, 5/1/2029*            $ 1,700,000   $  1,700,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                       District of Columbia, Series B1, Daily Demand
                                         Note, 4.5%, 6/1/2003*                              1,400,000      1,400,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW YORK
                                       Long Island, NY, Power Authority, New York
                                         Electricity, Series 6, Daily Demand Note, 4.3%,
                                         5/1/2033*                                          1,000,000      1,000,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                       Harris County, TX, Health Facilities Authority
                                         Revenue, St. Lukes Episcopal Hospital, Series
                                         A, Daily Demand Note, 4.4%, 2/15/2027*             4,000,000      4,000,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                       (Cost $8,100,000)                                                   8,100,000
                                       ---------------------------------------------------------------------------------
    LONG-TERM MUNICIPAL INVESTMENTS--98.1%

    ALASKA
                                       North Slope Borough, AK, General Obligation,
                                         Capital Appreciation, Series 1994 B, Zero
                                         Coupon, 6/30/2005 (b)                              7,600,000      5,753,808
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ARIZONA
                                       Maricopa County, AZ, Industrial Development
                                         Revenue, Resource Recovery, Series 1995, 9.25%,
                                         5/1/2015                                           3,610,000      3,618,808
                                       McDowell Mountain Ranch, AZ, General Obligation,
                                         Series 1994, 8.25%, 7/15/2019                      3,000,000      3,371,940
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA
                                       California Community Development Authority,
                                         Apartment Development Revenue Bond, Series 1998
                                         A-4, 5.25%, 5/15/2025                              3,750,000      3,473,588
                                       California Pollution Control Financing Authority,
                                         Solid Waste Disposal Revenue, Canadian Fibre of
                                         Riverside PJ, AMT, Series 1997 A, 9%, 7/1/2019     6,000,000      6,202,140
                                       Foothill Eastern Transportation Corridor Agency,
                                         CA,
                                         Toll Road Revenue:
                                           Series 1995 A, Step-up Coupon, 0% to
                                           1/1/2005, 7.05% to 1/1/2010                      7,000,000      5,848,780
                                           Series 1995 A, Step-up Coupon, 0% to
                                           1/1/2005, 7.1% to 1/1/2011                       4,415,000      3,738,136
                                           Series 1995 A, Step-up Coupon, 0% to
                                           1/1/2005, 7.1% to 1/1/2012                       6,000,000      5,095,020
                                           Series 1995 A, Step-up Coupon, 0% to
                                           1/1/2005, 7.15% to 1/1/2014                      2,875,000      2,446,223
                                       Long Beach, CA, Aquarium of the Pacific Project,
                                         6.1%, 7/1/2010                                     4,500,000      4,514,580
                                       Los Angeles County, CA, Certificate of
                                         Participation, Marina Del Ray, AMT, Series 1993
                                         A, 6.25%, 7/1/2003                                 4,525,000      4,580,974

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                           AMOUNT($)      VALUE($)
                                       Millbrae California Residential Facilities, AMT,
                                         Series 1997 A, 7.375%, 9/1/2027                  $ 1,000,000   $    957,530
                                       Sacramento, CA, City Financing Authority,
                                         Convention Center Hotel, Series 1999 A, 6.25%,
                                         1/1/2030                                           4,000,000      3,617,920
                                       San Francisco, CA, City and County Redevelopment
                                         Agency, Residential Facility, AMT, Series 1996
                                         A, 8.5%, 12/1/2026                                 2,000,000      2,002,580
                                       San Joaquin Hills, CA, Transportation Corridor
                                         Agency:
                                           Series 1993, Prerefunded 1/1/2008, Step-up
                                           Coupon, 0% to 1/1/2002, 7.6% to 1/1/2011(c)      5,000,000      5,206,000
                                           Series 1993, Prerefunded 1/1/2008, Step-up
                                           Coupon, 0% to 1/1/2002, 7.65% to 1/1/2012(c)    15,000,000     15,653,100
                                           Series 1993, Prerefunded 1/1/2008, Step-up
                                           Coupon, 0% to 1/1/2002, 7.65% to 1/1/2013(c)     4,000,000      4,174,160
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    COLORADO
                                       Denver, CO, Airport System Revenue,
                                         Series 1990 A, Zero Coupon, 11/15/2001             5,120,000      4,717,312
                                         Series 1990 A, Zero Coupon, 11/15/2003             3,050,000      2,493,985
                                         Series 1990 A, Zero Coupon, 11/15/2004             3,130,000      2,409,349
                                         Series 1991 A, Zero Coupon, 11/15/2005             1,855,000      1,342,909
                                         Series 1991 D, 7.75%, 11/15/2013                   9,775,000     11,249,070
                                       Denver, CO, Urban Renewal Authority, Tax
                                         Increment Revenue, AMT, Series 1989, 7.75%,
                                         9/1/2016                                           2,500,000      2,626,275
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONNECTICUT
                                       Connecticut Development Authority, Aquarium
                                         Project Revenue, Mystic Marinelife Aquarium,
                                         Series 1997, 6.875%, 12/1/2017                     1,000,000        971,720
                                       Connecticut State Health Finance Authority,
                                         Edgehill Project, Series 1997 A, 6.875%,
                                         7/1/2017                                           3,000,000      2,910,510
                                       Mashantucket, CT, Western Pequot Tribe:
                                           Series 1996 B, 6.4%, Prerefunded, 9/1/2007,
                                           9/1/2011(c)                                      1,510,000      1,535,912
                                           Series 1996 B, 6.4%, 9/1/2011                    1,490,000      1,605,103
                                           Series 1997 B, 5.7%, 9/1/2012                    1,000,000        938,320
                                           Series 1999 B, Zero Coupon, 9/1/2010             2,000,000      1,043,380
                                           Series 1999 B, Zero Coupon, 9/1/2011             2,000,000        972,820
                                           Series 1999 B, Zero Coupon, 9/1/2012             2,000,000        904,900
                                           Series 1999 B, Zero Coupon, 9/1/2013             2,000,000        841,680
                                           Series 1999 B, Zero Coupon, 9/1/2014             2,000,000        781,960
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                       District of Columbia, American College of
                                         Obstetricians, Series 1999, 4.75%, 8/15/2018(b)      500,000        418,135
                                       District of Columbia, Certificate of
                                         Participation, Series 1993, 7.3%, 1/1/2013         4,650,000      4,828,932
                                       District of Columbia, Hospital Refunding Revenue,
                                         Metlantic Washington Hospital Center, Series
                                         1992 A, Prerefunded 8/15/2002, 7.125%
                                         8/15/2019(c)                                       3,000,000      3,174,060
                                       District of Columbia, Water and Sewer Authority,
                                         Public Utilities Revenue:
                                           Series 1998, 5.7%, 10/1/2014(b)                  4,220,000      4,490,080
                                           Series 2000, 5.8%, 10/1/2016                     1,155,000      1,215,441
                                       ---------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                           AMOUNT($)      VALUE($)

    FLORIDA
                                       Bayside, FL, Community Development District,
                                         Capital Improvement Revenue, 6.3%, 5/1/2018      $   980,000   $    895,593
                                       Broward County, FL, Housing Finance Authority,
                                         Single Family Mortgage Revenue, Series 1983,
                                         Zero Coupon, 4/1/2014                                890,000        223,871
                                       Escambia County, FL, Health Facilities Authority,
                                         Baptist Hospital Revenue, Series 1993 B, 6%,
                                         10/1/2014                                          1,050,000        933,219
                                       Hillsborough County, FL, Industrial Development
                                         Authority Revenue, University Community
                                         Hospital Project:
                                           Series 1999, 5.625%, 8/15/2019                   3,425,000      2,855,525
                                           Series 1999, 5.625%, 8/15/2023                   1,550,000      1,255,640
                                       Indian Trace, FL, Special Tax Revenue, Water
                                         Management, Series 1995, 8.25%, 5/1/2005           1,380,000      1,435,517
                                       Palm Beach County, FL, Health Facilities
                                         Authority, Retirement Community Revenue, Series
                                         1998, 5.125%, 11/15/2029                           2,000,000      1,536,840
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    GEORGIA
                                       Athens-Clarke County, GA, Wesley Woods, Series
                                         1997, 6.35%, 10/1/2017                             1,575,000      1,386,158
                                       Coweta County, GA, Residential Care Facilities
                                         for the Elderly, Wesley Woods, Series 1996 A,
                                         8.25%, 10/1/2026                                   1,000,000      1,059,650
                                       Municipal Electric Authority of Georgia, Series
                                         1993 Z, 5.5%, 1/1/2012                             1,375,000      1,349,563
                                       Rockdale County, GA, Development Authority, Solid
                                         Waste Disposal Revenue, Visy Paper Inc.
                                         Project, AMT, Series 1993, 7.4%, 1/1/2016          4,540,000      4,586,944
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ILLINOIS
                                       Chicago, IL, O'Hare International Airport,
                                         Special Facilities Revenue, United Airlines
                                         Project, Series 1999 A, 5.35%, 9/1/2016            5,000,000      4,167,850
                                       Hoffman Estates, IL, Tax Increment Revenue,
                                         Capital Appreciation, Junior Lien, Series 1991,
                                         Zero Coupon, 5/15/2006                             4,000,000      2,858,840
                                       Illinois Development Finance Authority Hospital
                                         Revenue, Series 1999 A, 5.5%, 11/15/2029           5,000,000      3,823,650
                                       Winnebago County, IL, School District #122,
                                         Series 1992, 6.45%, 6/1/2008(b)                    1,500,000      1,600,425
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    INDIANA
                                       Indiana Health Facilities Financing Authority,
                                         Franciscan Eldercare Community Services, Series
                                         1998, 5.875%, 5/15/2029                            2,300,000      1,823,624
                                       Indianapolis, IN, Economic Development, Robin Run
                                         Village Project, Series 1992, 7.625%, 10/1/2022    1,500,000      1,541,895
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                           AMOUNT($)      VALUE($)

    IOWA
                                       Iowa Financial Authority Retirement Authority,
                                         Wesley Retirement Services, Series 1999, 6.1%,
                                         6/1/2024                                         $ 2,250,000   $  1,865,093
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    KANSAS
                                       Manhattan, KS, Health Care Facilities Revenue
                                         Bond, Meadowlark Hills Retirement, Series 1999
                                         A, 6.5%, 5/15/2028                                 1,000,000        874,240
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    KENTUCKY
                                       Kenten County, KY, Airport Board, Delta Airlines
                                         Inc. Revenue, Series 1992 A, 6.125%, 2/1/2022      4,150,000      3,821,113
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MAINE
                                       Maine Finance Authority, Huntington Common,
                                         Series 1997 A, 7.5%, 9/1/2027                      1,000,000        904,050
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MARYLAND
                                       Maryland Economic Development Corporation:
                                           Chesapeake Bay Conference, Series 1999 B,
                                           7.625%, 12/1/2022                               12,000,000     11,640,720
                                           University of Maryland, Series 1999 A, 5.75%,
                                           6/1/2031                                         1,000,000        861,480
                                       Maryland State Health and Higher Educational
                                         Facilities Authority, University of Maryland
                                         Medical System Revenue, Series 2000, 6.75%,
                                         7/1/2030                                           2,500,000      2,464,975
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS
                                       Boston, MA, Industrial Development Financing
                                         Authority, Springhouse Project, Series 1995,
                                         9.25%, Prerefunded 7/1/2005, 7/1/2025(c)           1,350,000      1,605,299
                                       Lowell, MA, General Obligation, Series 1991,
                                         8.3%, 2/15/2005                                      365,000        383,819
                                       Massachusetts Health and Educational Facilities
                                         Authority, Cooley Dickson Hospital Inc., Series
                                         1993 A, 7.125%, Prerefunded 5/15/2003,
                                         11/15/2018(c)                                      1,765,000      1,877,183
                                       Massachusetts Industrial Finance Agency:
                                           Edgewood Retirement Community, Series 1995 A,
                                           9%, 11/15/2025                                   1,000,000      1,093,430
                                           Solid Waste Disposal, Peabody Monofil
                                           Project, Series 1994, 9%, 9/1/2005               2,155,000      2,218,314
                                       Massachusetts State Development Financial Agency,
                                         Revenue, Health Care Facilities, Series 1999 A,
                                         7.1%, 7/1/2032                                     4,000,000      3,632,560
                                       Massachusetts State Health and Educational
                                         Facilities Authority:
                                           Caritas Christi Obligation, Series 1999,
                                           5.625%, 7/1/2020                                 3,000,000      2,360,940
                                           Partners Healthcare Systems, Series 1999 B,
                                           5.125%, 7/1/2019                                 1,185,000        981,121
                                           South Shore Hospital, Series 1999 F, 5.625%,
                                           7/1/2019                                         1,000,000        879,250
                                           South Shore Hospital, Series 1999 F, 5.75%,
                                           7/1/2029                                         4,000,000      3,443,520
                                       Massachusetts State Rites, Series 2000, 5.961%,
                                         11/1/2010                                          8,000,000      8,795,360
                                       ---------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                           AMOUNT($)      VALUE($)

    MICHIGAN
                                       Detroit, MI, Downtown Development Authority:
                                           Series 1996, Zero Coupon, 7/1/2011             $ 3,150,000   $  1,623,605
                                           Series 1996, Zero Coupon, 7/1/2012               3,150,000      1,516,851
                                       Kalamazoo, MI, Economic Development Revenue Bond,
                                         Series 1999 A, 7.5%, 5/15/2029                     2,000,000      1,804,380
                                       Michigan State Hospital Finance Authority
                                         Revenue, Sinai Hospital, Series 1995, 7.5%,
                                         10/1/2027(b)                                       2,000,000      2,212,640
                                       Michigan State Strategic Fund Limited, Series
                                         1998 A, 5.75%, 11/15/2018                          1,500,000      1,191,240
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISSISSIPPI
                                       Mississippi Development Bank, Special Obligation,
                                         Diamond Lakes Utilities, Series 1997 A, 6.25%,
                                         12/1/2017                                          1,900,000      1,765,613
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEVADA
                                       Clark County, NV, Pollution Control Revenue,
                                         Series 1995 D, 5.45%, 10/1/2023                    3,470,000      2,828,293
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE
                                       New Hampshire Health and Education Facility
                                         Authority Revenue, New Hampshire College Issue,
                                         Series 2000, 7.4%, 1/1/2023                        2,000,000      1,970,080
                                       New Hampshire Higher Education and Health
                                         Facilities Authority:
                                           Monadnock Community Hospital, Series 1990,
                                           9.125%, Prerefunded, 10/1/2000, 10/1/2020(c)     1,370,000      1,415,676
                                           New Hampshire Catholic Charity:
                                             Series 1991, 8.4%, Prerefunded, 8/1/2001,
                                             8/1/2011(c)                                      600,000        640,422
                                             Series 1997, 5.8%, 8/1/2022                    2,760,000      2,252,574
                                           Rivermead at Peterborough:
                                             Series 1998, 5.5%, 7/1/2013                    2,635,000      2,257,062
                                             Series 1998, 5.625%, 7/1/2018                    500,000        400,625
                                       New Hampshire Higher Educational and Health
                                         Facilities Authority Revenue, Riverwoods at
                                         Exeter:
                                           Series 1997 A, 6.375%, 3/1/2013                    725,000        667,602
                                           Series 1997 A, 6.5%, 3/1/2023                    1,000,000        872,900
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY
                                       New Jersey Economic Development Authority, United
                                         Methodist Homes, Series 1995, 7.5%, Prerefunded
                                         7/1/2005, 7/1/2025(c)                              1,000,000      1,111,240
                                       New Jersey State Transportation Certificate of
                                         Participation, Series 16, Inverse Floater,
                                         6.9%, 9/15/2010(b)**                               8,250,000      8,666,048
                                       New Jersey State Turnpike Authority Revenue,
                                         Series 2000 R, 6.17%, 1/1/2010(b)                  5,000,000      5,281,300
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW MEXICO
                                       Farmington, NM, Pollution Control Revenue:
                                           Series 1997 A, 5.8%, 4/1/2022                    5,000,000      4,328,150
                                           Series 1997 C, 5.8%, 4/1/2022                    2,000,000      1,731,260
                                       New Mexico State Hospital Equipment Loan Council,
                                         Memorial Medical Center, Series 1998, 5.5%,
                                         6/1/2028                                           1,450,000      1,113,905
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                           AMOUNT($)      VALUE($)

    NEW YORK
                                       Glen Cove Housing Authority, Senior Living
                                         Facility, AMT, Series 1996, 8.25%, 10/1/2026     $ 1,500,000   $  1,561,545
                                       Islip, NY, New York Community Development Agency,
                                         New York Institute of Technology, Series 1996,
                                         7.5%, 3/1/2026                                     2,500,000      2,565,450
                                       New York City, NY, General Obligation, Series
                                         1996 A, 7%, 8/1/2007                               5,000,000      5,426,450
                                       New York City Municipal Water Finance Authority
                                         Revenue, Series 1997C, 5%, 6/21/2021               5,220,000      4,522,190
                                       New York Metropolitan Transportation Authority:
                                           Series 1991, 7%, Prerefunded 7/1/2001,
                                           7/1/2009(c)                                      1,000,000      1,043,740
                                           Series 1993 O, 5.75%, 7/1/2013                   2,750,000      2,749,835
                                       New York, NY, Series 1999 J, 5.125%, 5/15/2029(b)   10,000,000      8,609,500
                                       New York, State Dormitory Authority Revenue,
                                         Series 310, Inverse Floater, 7.59%,
                                         2/15/2010(b)**                                     4,250,000      4,607,680
                                       Onondaga County, NY, Industrial Development
                                         Agency, Solid Waste Disposal Facility, Solvay
                                         Paperboard LLC, AMT Series 1998, 7%, 11/1/2030     3,500,000      3,376,240
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NORTH CAROLINA
                                       North Carolina Municipal Power Agency, Electric
                                         Revenue, Series 1999 B, 6.375%, 1/1/2013           2,075,000      2,064,231
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NORTH DAKOTA
                                       Grand Forks, ND, Health Care Systems Revenue,
                                         Series 2000, 7.125%, 8/15/2024                     2,000,000      1,949,140
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    OHIO
                                       Hamilton County, OH, Health System Revenue,
                                         Franciscan Sisters of the Poor Health System,
                                         Providence Hospital, Series 1992, 6.8%,
                                         7/1/2008                                           5,485,000      5,756,398
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA
                                       Chester County, PA, Health and Education
                                         Facilities Authority Revenue, Series 1997 A,
                                         5.375%, 5/15/2027                                  3,270,000      2,696,573
                                       Delaware County, PA, White Horse Village Inc.:
                                           Series 1996, 7.5%, 7/1/2018                      2,000,000      1,999,800
                                           Series 1996 A, 6.7%, 7/1/2007                    1,000,000        970,830
                                       Latrobe, PA, Industrial Development Authority,
                                         St. Vincent College Project, Series 1998,
                                         5.375%, 5/1/2013                                   1,885,000      1,718,347
                                       Montgomery County, PA, Health and Educational
                                         Facilities Authority, Philadelphia Geriatric
                                         Center Revenue, Series 1999 A, 7.25%, 12/1/2027    3,125,000      2,877,219
                                       Montgomery County, PA, Industrial Development
                                         Authority, Retirement Community Revenue, Series
                                         1998, 5.25%, 11/15/2028                            4,000,000      3,101,120
                                       Montgomery County, PA, Multi-Family Housing
                                         Revenue, Series 1993 A, 6.375%, 7/1/2012           5,500,000      5,375,315
                                       Pennsylvania Higher Education Authority, Medical
                                         College of Pennsylvania, Series 1991 B, 7.25%,
                                         3/1/2005(b)                                        1,000,000      1,038,110
                                       Philadelphia, PA, Industrial Development
                                         Authority, Commercial Development Revenues,
                                         Series 1997, 6.5%, 10/1/2027                       4,500,000      4,228,650
                                       ---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
                                                                                           AMOUNT($)      VALUE($)

    SOUTH CAROLINA
                                       South Carolina Jobs Economic Development
                                         Authority, Hospital Facilities Revenue, Series
                                         2000 A, 7.375%, 12/15/2021                       $ 2,500,000   $  2,394,875
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SOUTH DAKOTA
                                       South Dakota Health and Educational Facilities
                                         Authority Revenue, Prairie Lakes:
                                           Series 1992, 7.125%, Prerefunded, 4/1/2003,
                                           4/1/2010(c)                                        680,000        724,098
                                           Series 1992, 7.25%, Prerefunded, 4/1/2003,
                                           4/1/2022(c)                                        680,000        726,301
                                           Series 1992, 7.125%, 4/1/2010                      320,000        326,154
                                           Series 1992, 7.25%, 4/1/2022                       320,000        321,786
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TENNESSEE
                                       Elizabethton, TN, Health and Educational
                                         Facilities Board Revenue, Series 2000 B, 8%,
                                         7/1/2033                                           3,000,000      2,993,100
                                       Johnson City, TN, Health and Educational
                                         Facilities Board Hospital Revenue, 7.5%,
                                         7/1/2033                                           5,000,000      4,714,150
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                       Arlington, TX, Independent School District,
                                         General Obligation, Series 1999, 5%, 2/15/2024     7,000,000      5,994,030
                                       Austin, TX, Bergstrom Landhost Enterprises,
                                         Airport Hotel, Series 1999 A, 6.75%, 4/1/2027      5,000,000      4,466,750
                                       Bexar County, TX, Housing Finance Corporation,
                                         AMT, Series 1999 A, 8.2%, 4/1/2022                   618,000        631,015
                                       Dallas-Fort Worth, TX, Airport Revenue, American
                                         Airlines, AMT, Series 1990, 7.5%, 11/1/2025        1,910,000      1,933,264
                                       Dallas-Fort Worth, TX, International Airport,
                                         American Airlines, AMT, Series 1990A, 7.25%,
                                         11/1/2030                                          5,000,000      5,048,250
                                       Hidalgo County, TX, Health Services, Mission
                                         Hospital, Series 1996, 6.75%, 8/15/2016            2,500,000      2,322,125
                                       Lubbock, TX, Health Facilities Development
                                         Corporation, Carillon Inc., Series 1999 A,
                                         6.5%, 7/1/2019                                     3,000,000      2,602,500
                                       Magnolia, TX, Independent School District, Series
                                         1999, 5%, 8/15/2017                                2,400,000      2,137,344
                                       Midland County, TX, Hospital District, Midland
                                         Memorial Hospital, Series 1992, 7.5%,
                                         Prerefunded 6/1/2002, 6/1/2016(c)                  1,500,000      1,580,115
                                       Richardson, TX, Hospital Authority, Hospital
                                         Revenue, Series 1998, 5.625%, 12/1/2028            1,250,000        956,313
                                       Travis County, TX, Health Facilities Development
                                         Corp., Ascension Health, Inverse Floating Rate
                                         Note, Series 1999 A, 6.25%, 11/15/2015**          10,000,000     10,269,900
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTAH
                                       Salt Lake City, UT, Hospital Revenue, Series
                                         1992, 6.15%, 2/15/2012                             2,000,000      2,083,900
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                            PRINCIPAL
                                                                                            AMOUNT($)      VALUE($)

    VERMONT
                                       Vermont Housing Finance Agency, Northgate Housing
                                         Project, Series 1989, 8.25%, 6/15/2020            $ 1,000,000   $  1,044,700
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    VIRGIN ISLANDS
                                       Virgin Islands Public Financial Authority Revenue,
                                         Series 1992 A, Prerefunded 10/1/2002, 7.25%,
                                         10/1/2018(c)(d)                                     6,500,000      6,979,830
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    VIRGINIA
                                       Fairfax County, VA, Economic Development Authority
                                         Revenue, Series 1999 A, 7.25%, 10/1/2019            3,000,000      2,885,280
                                       Pittsylvania County, VA, Industrial Development
                                         Authority, Multitrade of Pittsylvania County,
                                         L.P. Project:
                                           Series 1994 A, 7.45%, 1/1/2009                    1,500,000      1,523,475
                                           Series 1994 A, 7.5%, 1/1/2014                     3,500,000      3,555,790
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    WASHINGTON
                                       Washington Public Power Supply System:
                                         Nuclear Project #2:
                                           Series 1992 A, 6.3%, 7/1/2012                    10,000,000     10,511,100
                                           Series 1994, Inverse Floater, 6.52%,
                                             7/1/2012**                                      3,000,000      2,636,250
                                         Nuclear Project #3, Series 1989 B, 7.125%,
                                           7/1/2016                                          2,500,000      2,817,375
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    WISCONSIN
                                       Wisconsin State Health and Educational Facilities
                                         Authority:
                                           Aurora Health Care Inc., Series 1999 A, 5.6%,
                                           2/15/2029                                         7,500,000      5,848,792
                                           National Regency of New Berlin Project, Series
                                           1995, 8%, 8/15/2025                               1,480,000      1,525,510
                                       ----------------------------------------------------------------------------------
                                       TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                       (Cost $413,116,355)                                                420,208,312
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $421,216,355) (a)                                           $428,308,312
                                       ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $421,216,355. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $7,091,957. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,001,482 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,909,525.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At May 31, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

 * Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

   credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of May 31, 2000.

   AMT: Alternative minimum tax

At May 31, 2000, open futures contracts sold short were as follows:

                                                                                           AGGREGATE
                                                                                              FACE
                          FUTURES                               EXPIRATION    CONTRACTS     VALUE($)      VALUE($)
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Index                                            June 2000        275       25,868,350    25,755,469
-------------------------------------------------------------------------------------------------------------------
Total unrealized appreciation on open futures contracts sold short                                          112,881
-------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000

ASSETS
Investments in securities, at value (cost $421,216,355)         $428,308,312
----------------------------------------------------------------------------
Cash                                                               3,138,914
----------------------------------------------------------------------------
Receivable for investments sold                                       20,273
----------------------------------------------------------------------------
Interest receivable                                                7,022,510
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      453,212
----------------------------------------------------------------------------
Due from Adviser                                                      29,803
----------------------------------------------------------------------------
Other assets                                                           1,080
----------------------------------------------------------------------------
TOTAL ASSETS                                                     438,974,104
----------------------------------------------------------------------------
 LIABILITIES
Dividends payable                                                    804,346
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     599,562
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts         223,438
----------------------------------------------------------------------------
Accrued management fee                                               217,812
----------------------------------------------------------------------------
Accrued reorganization costs                                          44,005
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   62,512
----------------------------------------------------------------------------
Other accrued expenses and payables                                   87,410
----------------------------------------------------------------------------
Total liabilities                                                  2,039,085
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $436,935,019
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
----------------------------------------------------------------------------
Investment securities                                              7,091,957
----------------------------------------------------------------------------
Futures                                                              112,881
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (11,431,848)
----------------------------------------------------------------------------
Paid-in capital                                                  441,162,029
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $436,935,019
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS S SHARES
  Net Asset Value, offering and redemption price per share
  ($436,443,861 / 36,773,001 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $11.87
----------------------------------------------------------------------------
CLASS A SHARES
  Net Asset Value and redemption price per share ($246,117 /
  20,756 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                       $11.86
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 95.50 of $11.86)            $12.42
----------------------------------------------------------------------------
CLASS B SHARES
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($209,355 /
  17,647 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                       $11.86
----------------------------------------------------------------------------
CLASS C SHARES
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($35,686 /
  3,008 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                       $11.86
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the year ended May 31, 2000

INVESTMENT INCOME
Income:
Interest                                                        $ 26,586,349
----------------------------------------------------------------------------
Expenses:
Management fee                                                     2,690,614
----------------------------------------------------------------------------
Services to shareholders                                             612,246
----------------------------------------------------------------------------
Custodian and accounting fees                                         99,139
----------------------------------------------------------------------------
Distribution services fees                                                90
----------------------------------------------------------------------------
Administrative services fees                                              55
----------------------------------------------------------------------------
Auditing                                                              51,867
----------------------------------------------------------------------------
Legal                                                                 11,979
----------------------------------------------------------------------------
Trustees' fees and expenses                                          103,983
----------------------------------------------------------------------------
Reports to shareholders                                               25,429
----------------------------------------------------------------------------
Registration fees                                                     58,877
----------------------------------------------------------------------------
Reorganization                                                        49,110
----------------------------------------------------------------------------
Other                                                                 53,415
----------------------------------------------------------------------------
Total expenses, before expense reductions                          3,756,804
----------------------------------------------------------------------------
Expense reductions                                                   (71,315)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           3,685,489
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             22,900,860
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       (7,062,599)
----------------------------------------------------------------------------
Futures                                                            1,461,286
----------------------------------------------------------------------------
                                                                  (5,601,313)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (22,507,180)
----------------------------------------------------------------------------
Futures                                                              (25,063)
----------------------------------------------------------------------------
                                                                 (22,532,243)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (28,133,556)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (5,232,696)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FIVE MONTHS
                                              YEAR ENDED                 ENDED                YEAR ENDED
                                                MAY 31,                 MAY 31,              DECEMBER 31,
                                                 2000                    1999                    1998
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                        $  22,900,860              9,072,350             19,190,928
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                    (5,601,313)               330,513                768,029
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment transactions
during the period                              (22,532,243)            (8,837,591)             3,727,480
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       (5,232,696)               565,272             23,686,437
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income--Class S shares          (22,899,579)            (9,072,350)           (19,191,807)
---------------------------------------------------------------------------------------------------------
Net investment income--Class A shares                 (634)                    --                     --
---------------------------------------------------------------------------------------------------------
Net investment income--Class B shares                 (498)                    --                     --
---------------------------------------------------------------------------------------------------------
Net investment income--Class C shares                 (149)                    --                     --
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                      206,693,996             89,063,593            173,275,197
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                   15,204,758              6,549,592             12,853,477
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                       (206,909,446)           (69,149,802)           (95,191,076)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from Fund share transactions                    14,989,308             26,463,383             90,937,598
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets              (13,144,248)            17,956,305             95,432,228
---------------------------------------------------------------------------------------------------------
Net assets at beginning of period              450,079,267            432,122,962            336,690,734
---------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                  $ 436,935,019            450,079,267            432,122,962
---------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                    CLASS A               CLASS B               CLASS C
                                                        2000(A)               2000(A)               2000(A)
------------------------------------------------        ------                ------                ------
Net asset value, beginning of period                    $12.02                $12.02                $12.02
------------------------------------------------        ------                ------                ------
Income (loss) from investment operations:
Net investment income                                      .06                   .05                   .05
------------------------------------------------        ------                ------                ------
Net realized and unrealized gain (loss) on
investment transactions                                  (.16)                 (.16)                 (.16)
------------------------------------------------        ------                ------                ------
Total from investment operations                         (.10)                 (.11)                 (.11)
------------------------------------------------        ------                ------                ------
Less distributions from:
Net investment income                                    (.06)                 (.05)                 (.05)
------------------------------------------------        ------                ------                ------
Net asset value, end of period                          $11.86                $11.86                $11.86
------------------------------------------------        ------                ------                ------
TOTAL RETURN (%)(B)(C)                                   (.77)                 (.92)                 (.92)
                               RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                    246                   209                    36
------------------------------------------------        ------                ------                ------
Ratio of expenses before expense reductions (%)            .11**                 .19**                 .20**
------------------------------------------------        ------                ------                ------
Ratio of expenses after expense reductions (%)             .07**                 .14**                 .14**
------------------------------------------------        ------                ------                ------
Ratio of net investment income (%)                         .52**                 .45**                 .45**
------------------------------------------------        ------                ------                ------
Portfolio turnover rate (%)                                 62                    62                    62
------------------------------------------------        ------                ------                ------

(a) For the period May 1, 2000 (commencement of sales of Class A, B and C shares) to May 31, 2000.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charges.

 * Annualized

** Not annualized

    The accompanying notes are an integral part of the financial statements.  23

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder High Yield Tax Free Fund (the "Fund") is a
                             diversified series of Scudder Municipal Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On
                             August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

                             Beginning May 1, 2000, the Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to manage the duration of the portfolio. In addition, the Fund also sold index futures to hedge against declines in the value of portfolio securities.

NOTES TO FINANCIAL STATEMENTS

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,600,000 which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000) and May 31, 2008
                             ($2,700,000), the respective expiration dates or whichever occurs first.

                             In addition, from November 1, 1999 through May 31, 2000 the Fund incurred approximately $3,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the year ended May 31, 2000, purchases and
                             sales of municipal securities (excluding short-term investments) aggregated $259,408,311 and
                             $255,052,118, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Scudder
                             Kemper Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Effective May 1, 2000, the Adviser agreed to maintain the annualized expenses of the classes of the Fund until October 1, 2000 as follows: Class S shares 0.80%, Class A shares
                             0.80%, Class B shares 1.60% and Class C shares
                             1.58%. Included in expense reductions is $26,253 due from the Adviser. For the year ended May 31, 2000, the fee pursuant to this agreement aggregated
                             $2,690,614, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2000, the Distribution Fee was as follows:

                                                                                            TOTAL       UNPAID AT
                                       DISTRIBUTION FEE                                   AGGREGATED   MAY 31, 2000
                                       ----------------------------------------------------------------------------
                                       Class B..........................................     $69           $69
                                       Class C..........................................      21            21
                                                                                             ---           ---
                                                                                             $90           $90

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2000 aggregated $225, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2000, there was no CDSC for Classes B and C.

                             ADMINISTRATIVE SERVICES FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of

NOTES TO FINANCIAL STATEMENTS

                             average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2000, the Administrative Services Fee was as follows:

                                                                                TOTAL      FEES WAIVED    UNPAID AT
                                       ADMINISTRATIVE SERVICES FEE            AGGREGATED     BY KDI      MAY 31, 2000
                                       ------------------------------------------------------------------------------
                                       Class A..............................     $25           $--           $25
                                       Class B..............................      23           --             23
                                       Class C..............................       7           --              7
                                                                                 ---           --            ---
                                                                                 $55           $--           $55

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended May 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $4, $7, and $4, respectively, all of which is unpaid at May 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended May 31, 2000, the amount charged to the Class S shares by SSC for shareholder services aggregated $304,605, of which $25,663 is unpaid at May 31, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $76,576, of which $10,469 is unpaid at May 31, 2000.

                             TRUSTEES' FEES. The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $44,376. In addition, a one-time fee of $59,607 for Class S shares was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,803 of such costs.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees (Class S shares only) were reduced by $2,414 and $12,845, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    REORGANIZATION          In early 2000, Scudder Kemper initiated a
                             restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds
                             Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/ Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative for Class S shares are being borne jointly by Scudder
                             Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

--------------------------------------------------------------------------------

7    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Fund:

                                                                                              YEAR ENDED
                                                                                             MAY 31, 2000
                                                                                    -------------------------------
                                                                                      SHARES             DOLLARS
                                       SHARES SOLD
                                        Class A shares                                   27,398       $     324,369
                                       ----------------------------------------------------------------------------
                                        Class B shares                                   17,635             208,844
                                       ----------------------------------------------------------------------------
                                        Class C shares                                    2,995              36,000
                                       ----------------------------------------------------------------------------
                                        Class S shares                               17,085,134         206,124,783
                                       ----------------------------------------------------------------------------
                                                                                     17,133,162         206,693,996
                                       ----------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class A shares                                       50                 590
                                       ----------------------------------------------------------------------------
                                        Class B shares                                       12                 142
                                       ----------------------------------------------------------------------------
                                        Class C shares                                       13                 149
                                       ----------------------------------------------------------------------------
                                        Class S shares                                1,253,142          15,203,877
                                       ----------------------------------------------------------------------------
                                                                                      1,253,217          15,204,758
                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A shares                                   (6,692)            (79,462)
                                       ----------------------------------------------------------------------------
                                        Class B shares                                       --                  --
                                       ----------------------------------------------------------------------------
                                        Class C shares                                       --                  --
                                       ----------------------------------------------------------------------------
                                        Class S shares                              (17,028,771)       (206,829,984)
                                       ----------------------------------------------------------------------------
                                                                                    (17,035,463)       (206,909,446)
                                       ----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class A shares                                   20,756             245,497
                                       ----------------------------------------------------------------------------
                                        Class B shares                                   17,647             208,986
                                       ----------------------------------------------------------------------------
                                        Class C shares                                    3,008              36,149
                                       ----------------------------------------------------------------------------
                                        Class S shares                                1,309,505          14,498,676
                                       ----------------------------------------------------------------------------
                                                                                      1,350,916       $  14,989,308
                                       ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                    FIVE MONTHS ENDED                 YEAR ENDED
                                                                       MAY 31, 1999               DECEMBER 31, 1998
                                                                --------------------------    --------------------------
                                                                  SHARES        DOLLARS         SHARES        DOLLARS
                                        SHARES SOLD
                                        Class S shares           6,916,529    $ 89,063,593    13,488,602    $173,275,197
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class S shares             509,777       6,549,592     1,000,254      12,853,477
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class S shares          (5,377,235)    (69,149,802)   (7,412,740)    (95,191,076)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class S shares           2,049,071    $ 26,463,383     7,076,116    $ 90,937,598
                                       ---------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF SCUDDER MUNICIPAL TRUST AND TO THE CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF SCUDDER HIGH YIELD TAX FREE FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the Class A, Class B and Class C shares for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights for the Class A, Class B and Class C shares (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          July 20, 2000

TAX INFORMATION

 TAX INFORMATION

Of the dividends paid from net investment income for the taxable year ended May 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              PHILIP G. CONDON                  JOHN R. HEBBLE
Trustee                           Vice President                    Treasurer
LINDA C. COUGHLIN                 ASHTON P. GOODFIELD               CAROLINE PEARSON
Trustee and President             Vice President                    Assistant Secretary
DAWN-MARIE DRISCOLL               ANN M. MCCREARY
Trustee                           Vice President
PETER B. FREEMAN                  JOHN MILLETTE
Trustee                           Vice President and
GEORGE M. LOVEJOY, JR.            Secretary
Trustee
WESLEY W. MARPLE, JR.
Trustee
KATHRYN L. QUIRK
Trustee, Vice President
and Assistant Secretary
JEAN C. TEMPEL
Trustee

 .............................................................................................
LEGAL COUNSEL                         WILLKIE FARR & GALLAGHER
                                      787 Seventh Avenue
                                      New York, NY 10019
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 03110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[SCUDDER INVESTMENTS LOGO]

Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Scudder High Yield Tax Free Fund prospectus.
SHTF - 2(7/27/00) 1116480